Security Funds


PROSPECTUS
February 5, 1997


* Security Income Fund

  - Corporate Bond Series
  - Limited Maturity Bond Series
  - U.S. Government Series
  - Global Aggressive Bond Series
  - High Yield Series

* Security Tax-Exempt Fund

* Security Cash Fund

* Application


[SDI Logo]

SECURITY FUNDS
PROSPECTUS
================================================================================
                                   PROSPECTUS
                                FEBRUARY 5, 1997

                         AS SUPPLEMENTED APRIL 1, 1997


SECURITY INCOME FUND
  * CORPORATE BOND SERIES
  * LIMITED MATURITY BOND SERIES
  * U.S. GOVERNMENT SERIES
  * GLOBAL AGGRESSIVE BOND SERIES
  * HIGH YIELD SERIES
SECURITY TAX-EXEMPT FUND
SECURITY CASH FUND
MEMBERS OF THE SECURITY BENEFIT GROUP OF COMPANIES,
700 HARRISON, TOPEKA, KANSAS 66636-0001


     Security Income Fund consists of five diversified series, each of which has its own identified assets, net asset values and investment objective. The investment objective of the CORPORATE BOND SERIES ("Corporate Bond Fund") is conservation of principal while generating interest income by investing primarily in a diversified portfolio of investment grade corporate debt securities. The investment objective of the LIMITED MATURITY BOND SERIES ("Limited Maturity Bond Fund") is to seek a high level of income consistent with moderate price fluctuation by investing primarily in short-and intermediate-term debt securities. The investment objective of the U.S. GOVERNMENT SERIES ("U.S. Government Fund") is to provide a high level of interest income with security of principal by investing primarily in securities which are guaranteed or issued by the U.S. Government, its agencies or instrumentalities. The investment objective of the GLOBAL AGGRESSIVE BOND SERIES ("Global Aggressive Bond Fund") is to seek high current income with capital appreciation as a secondary objective through investment in a combination of foreign and domestic high-yield, lower rated debt securities. THE FUND INVESTS PRIMARILY (AND MAY INVEST UP TO 100% OF ITS ASSETS) IN LOWER RATED AND UNRATED FOREIGN DEBT SECURITIES WHOSE CREDIT QUALITY IS GENERALLY CONSIDERED THE EQUIVALENT OF U.S. CORPORATE DEBT SECURITIES COMMONLY KNOWN AS "JUNK BONDS." INVESTMENTS OF THIS TYPE ARE SUBJECT TO A GREATER RISK OF A LOSS OF PRINCIPAL AND INTEREST, INCLUDING THE RISK OF DEFAULT, AND THEREFORE SHOULD BE CONSIDERED SPECULATIVE. SEE "INVESTMENT METHODS AND RISK FACTORS" ON PAGE 13. PURCHASERS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH INVESTING IN THE GLOBAL AGGRESSIVE BOND FUND. The investment objective of the HIGH YIELD SERIES ("High Yield Fund") is to seek high current income. Capital appreciation is a secondary objective. The Fund seeks to achieve its objective by investing primarily in a broad range of income producing securities, including domestic and foreign high-yield, lower rated debt securities. THE FUND INVESTS PRIMARILY (AND MAY INVEST UP TO 100% OF ITS ASSETS) IN LOWER RATED BONDS, COMMONLY KNOWN AS "JUNK BONDS," THAT ENTAIL GREATER RISKS, INCLUDING DEFAULT RISKS, THAN THOSE FOUND IN HIGHER RATED SECURITIES. INVESTORS SHOULD CAREFULLY CONSIDER THESE RISKS BEFORE INVESTING. SEE "INVESTMENT METHODS AND RISK FACTORS" - "RISKS ASSOCIATED WITH LOWER RATED DEBT SECURITIES" ON PAGE 21.

     The investment objective of SECURITY TAX-EXEMPT FUND ("Tax-Exempt Fund") is to obtain as high a level of interest income exempt from federal income taxes as is consistent with preservation of stockholders' capital by investing primarily in debt securities which are exempt from federal income tax. Except at times when the Fund is invested defensively, at least 80 percent of its total assets will be invested in securities exempt from federal income taxes, including alternative minimum tax.

     The investment objective of SECURITY CASH FUND ("Cash Fund") is to earn as high a level of current income as is consistent with preservation of capital and liquidity through investments in money market instruments with maturities of not longer than thirteen months. AN INVESTMENT IN CASH FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT CASH FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

     This Prospectus sets forth concisely the information that a prospective investor should know about the Funds. It should be read and retained for future reference. Certain additional information is contained in a Statement of Additional Information about the Funds, dated February 5, 1997, which has been filed with the Securities and Exchange Commission. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference in this Prospectus. It is available at no charge by writing Security Distributors, Inc., 700 Harrison Street, Topeka, Kansas 66636-0001, or by calling (913) 295-3127 or (800) 888-2461.

--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE FUND INVOLVES RISK, INCLUDING LOSS OF PRINCIPAL, AND IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY ANY BANK. THE FUNDS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.
--------------------------------------------------------------------------------

SECURITY FUNDS
CONTENTS
================================================================================

                                                                           Page
Transaction and Operating Expense Table...................................   1
Financial Highlights......................................................   2
Investment Objective and Policies of the Funds............................   4
  Security Income Fund....................................................   4
    Corporate Bond Fund...................................................   4
    Limited Maturity Bond Fund............................................   5
    U.S. Government Fund..................................................   6
    Global Aggressive Bond Fund...........................................   7
    High Yield Fund.......................................................   9
  Security Tax-Exempt Fund................................................  11
  Security Cash Fund......................................................  12
Investment Methods and Risk Factors.......................................  13
Management of the Funds...................................................  22
  Proposed New Advisory Agreements for the Global Aggressive Bond Fund....  23
  Portfolio Management....................................................  23
How to Purchase Shares....................................................  24
  Corporate Bond, Limited Maturity Bond, U.S. Government,
    Global Aggressive Bond, High Yield and Tax-Exempt Funds...............  24
  Alternative Purchase Options............................................  25
  Class A Shares..........................................................  25
  Security Income Fund's Class A Distribution Plan........................  25
  Class B Shares..........................................................  26
  Class B Distribution Plan...............................................  27
  Calculation and Waiver of Contingent Deferred Sales Charges.............  27
  Arrangements with Broker-Dealers and Others.............................  27
  Cash Fund...............................................................  28
Purchases at Net Asset Value..............................................  29
Trading Practices and Brokerage...........................................  29
How to Redeem Shares......................................................  30
  Telephone Redemptions ..................................................  30
Dividends and Taxes.......................................................  31
  Foreign Taxes...........................................................  32
Determination of Net Asset Value..........................................  32
Performance...............................................................  33
Stockholder Services......................................................  34
  Accumulation Plan.......................................................  34
  Systematic Withdrawal Program...........................................  34
  Exchange Privilege......................................................  35
  Exchange by Telephone...................................................  35
  Retirement Plans........................................................  35
General Information.......................................................  36
  Organization............................................................  36
  Stockholder Inquiries...................................................  36
Appendix A................................................................  37
Appendix B................................................................  39
Appendix C................................................................  41
Security Cash Fund Application............................................  43

SECURITY FUNDS
PROSPECTUS
================================================================================
                     TRANSACTION AND OPERATING EXPENSE TABLE
--------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES            CORPORATE BOND,
                                         LIMITED MATURITY BOND,
                                            U.S. GOVERNMENT,
                                        GLOBAL AGGRESSIVE BOND,
                                            HIGH YIELD AND
                                           TAX-EXEMPT FUNDS        CASH FUND
                                        ----------------------     ---------
                                        CLASS A       CLASS B(1)
Maximum Sales Load Imposed
     on Purchases (as a percentage
     of offering price)                  4.75%          None        None
Maximum Sales Load Imposed on
     Reinvested Dividends                None           None        None
Deferred Sales Load (as a percentage
     of original purchase price or
     redemption proceeds,
     whichever is lower)                 None(2)    5% during       None
                                                 the first year,
                                                 decreasing to 0%
                                                 in the sixth and
                                                 following years


                                            CORPORATE    LIMITED         U.S.       GLOBAL        HIGH
                                              BOND       MATURITY    GOVERNMENT   AGGRESSIVE      YIELD      TAX-EXEMPT
                                              FUND       BOND FUND       FUND      BOND FUND      FUND          FUND       CASH
ANNUAL FUND OPERATING EXPENSES            CLASS CLASS   CLASS CLASS  CLASS CLASS  CLASS CLASS  CLASS CLASS  CLASS CLASS    FUND
                                            A     B       A     B      A     B      A     B      A     B      A     B
                                          -------------------------------------------------------------------------------------
Management Fees (after fee waivers)(3)     0.50% 0.50%  0.00% 0.00%  0.00% 0.00%  0.00% 0.00%  0.00% 0.00%  0.50% 0.50%    0.50%
12b-1 Fees(4)                              0.25% 1.00%  0.25% 1.00%  0.25% 1.00%  0.25% 1.00%  0.25% 1.00%  None  1.00%    None
Other Expenses (after expense              0.27% 0.35%  0.29% 0.62%  0.47% 0.85%  1.75% 1.75%  0.71% 0.71%  0.36% 0.50%    0.50%
   reimbursements)(5)                      ----- -----  ----- -----  ----- -----  ----- -----  ----- -----  ----- -----    -----
Total Fund Operating Expenses (after fee   1.02% 1.85%  0.54% 1.62%  0.72% 1.85%  2.00% 2.75%  0.96% 1.71%  0.86% 2.00%    1.00%
   waivers and expense reimbursements)(6)  ===== =====  ===== =====  ===== =====  ===== =====  ===== =====  ===== =====    =====

EXAMPLE
   You would pay the following   1 Year      $57   $69    $53   $66    $55   $69    $67   $78    $57   $67    $56   $70     $10
   expenses on a $1,000          3 Years      78    88     64    81     69    88    107   115     77    84     74    93      32
   investment, assuming          5 Years     101   120     76   108     86   120                               93   128      55
   (1) 5 percent annual         10 Years     166   217    112   192    133   217                              149   233     122
   return and (2) redemption
   at the end of each time period

EXAMPLE
   You would pay the following   1 Year      $57   $19    $53   $16    $55   $19    $67   $28    $57   $17    $56   $20     $10
   expenses on a $1,000          3 Years      78    58     64    51     69    58    107    85     77    54     74    63      32
   investment, assuming          5 Years     101   100     76    88     86   100                               93   108      55
   (1) 5 percent annual         10 Years     166   217    112   192    133   217                              149   233     122
   return and (2) no
   redemption

(1) Class B shares convert tax-free to Class A shares automatically after eight years.

(2) Purchases of Class A shares in amounts of $1,000,000 or more are not subject to an initial sales load; however, a contingent deferred sales charge of 1% is imposed in the event of redemption within one year of purchase. See "Class A Shares" on page 25.

(3) During the fiscal year ended December 31, 1995, the Investment Manager waived certain of the Management Fees of the Limited Maturity Bond, U.S. Government, and Global Aggressive Bond Funds and, during the fiscal year ending December 31, 1996 will waive the investment advisory fees of Limited Maturity Bond, Global Aggressive Bond, U.S. Government and High Yield Funds; absent such fee waivers, "Management Fees" would have been as follows: .5% for each of the Limited Maturity Bond and U.S. Government Funds, .6% for the High Yield Fund and .75% for the Global Aggressive Bond Fund.

(4) Long-term holders of shares that are subject to an asset-based sales charge may pay more than the equivalent of the maximum front-end sales charge otherwise permitted by NASD Rules.

(5) The amount of "Other Expenses" of Global Aggressive Bond and High Yield Funds is based on estimated amounts for the fiscal year ending December 31, 1996. During the fiscal year ended December 31, 1995, the Investment Manager reimbursed certain expenses of the following Funds; absent such reimbursement, "Other Expenses" would have been as follows: .29% for Class A shares and .69% for Class B shares of Corporate Bond Fund; .47% for Class A shares of Limited Maturity Bond Fund; 1.82% for Class A shares and 2.2% for Class B shares of U.S. Government Fund; 2.58% for Class B shares of Global Aggressive Bond Fund; .95% for Class B shares of Tax-Exempt Fund; and .54% for shares of Cash Fund.

(6) During the fiscal year ended December 31, 1995, the Investment Manager waived and/or reimbursed certain expenses of the Funds and, during the fiscal year ending December 31, 1996 will waive the investment advisory fees of Limited Maturity Bond, U.S. Government, Global Aggressive Bond and High Yield Funds; absent such reimbursement and waiver, "Total Fund Operating Expenses" would have been as follows: 1.04% for Class A shares and 2.19% for Class B shares of Corporate Bond Fund; 1.22% for Class A shares and 2.12% for Class B shares of Limited Maturity Bond Fund; 2.82%
     for Class A shares and 3.70% for Class B shares of U.S. Government Fund; 4.33% for Class B shares of Global Aggressive Bond Fund; 1.56% for Class A shares and 2.30% for Class B shares of High Yield Fund; 2.45% for Class B shares of Tax-Exempt Fund; and 1.04% for shares of Cash Fund.

THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AS ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. THE ASSUMED FIVE PERCENT ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURN. THE ACTUAL RETURN MAY BE GREATER OR LESSER THAN THE ASSUMED AMOUNT.

   The purpose of the foregoing fee table is to assist the investor in understanding the various costs and expenses that an investor in Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond, High Yield, Tax-Exempt or Cash Funds will bear directly or indirectly. For a more detailed discussion of the Funds' fees and expenses, see the discussion under "Management of the Funds," page 22. Information on the Funds' 12b-1 Plans may be found under the headings "Security Income Fund's Class A Distribution Plan" on page 25 and "Class B Distribution Plan" on page 26. See "How to Purchase Shares," page 24, for more information concerning the sales load. Also, see Appendix C for a discussion of "Rights of Accumulation" and "Statement of Intention," which options may serve to reduce the front-end sales load on purchase of Class A Shares.

--------------------------------------------------------------------------------

SECURITY FUNDS
FINANCIAL HIGHLIGHTS
================================================================================

   The following financial highlights for each of the years in the period ended December 31, 1995, have been audited by Ernst & Young LLP. Such information for each of the five years in the period ended December 31, 1995, should be read in conjunction with the financial statements of the Funds and the report of Ernst & Young LLP, the Funds' independent auditors, appearing in the December 31, 1995 Annual Report which is incorporated by reference in this Prospectus. The Funds' Annual Report also contains additional information about the performance of the Funds and may be obtained without charge by calling Security Distributors, Inc. at 1-800-888-2461. The information for each of the periods preceding and including the year ended December 31, 1990, is not covered by the report of Ernst & Young LLP.

                            Net
                           gains                                                                       Ratio
          Net             (losses)          Divi-                                                        of      Ratio
         asset            on sec-   Total   dends                                               Net   expenses   of net
         value            urities    from   (from    Distri-                   Net             assets    to      income    Port-
         begin-    Net    (real-    invest-  net     butions  Return          asset            end of   aver-      to      folio
Fiscal   ning    invest-  ized &     ment   invest-   (from     of    Total   value    Total   period    age     average   turn-
 year     of      ment    unreal-   opera-   ment    capital  capi-  distri-  end of  return   (thou-    net       net     over
 end     period  income    ized)    tions   income)   gains)   tal   butions  period    (a)    sands)   assets   assets    rate
------------------------------------------------------------------------------------------------------------------------------------

                                     CORPORATE BOND FUND (CLASS A)

1986     $8.40   $.82     $.05     $.87    $(.95)    $---    $---   $(.95)    $8.32   11.0%     $49,025  1.04%   10.09%    77%
1987      8.32    .79     (.48)     .31     (.85)     ---     ---    (.85)     7.78    4.0%      44,093  1.00%    9.73%   127%
1988      7.78    .77     (.292)    .478    (.778)    ---     ---    (.778)    7.48    6.5%      52,296  1.02%   10.04%    83%
1989      7.48    .74     (.031)    .709    (.739)    ---     ---    (.739)    7.45    9.9%      56,184  1.04%    9.83%    57%
1990      7.45    .69     (.232)    .458    (.688)    ---     ---    (.688)    7.22    6.6%      65,962  1.10%    9.42%    87%
1991      7.22    .65      .458    1.108    (.648)    ---     ---    (.648)    7.68   16.1%      85,824  1.03%    8.75%    32%
1992      7.68    .61      .044     .654    (.614)    ---     ---    (.614)    7.72    9.0%     104,492  1.01%    7.97%    61%
1993      7.72    .52      .521    1.041    (.527)   (.424)   ---    (.951)    7.81   13.4%     118,433  1.02%    6.46%   157%
1994      7.81    .49    (1.127)   (.637)   (.493)    ---     ---    (.493)    6.68   (8.3%)     90,593  1.01%    6.91%   204%
1995(d)(h)6.68    .47     0.708    1.178    (.468)    ---     ---    (.468)    7.39   18.2%      93,701  1.02%    6.62%   200%

                                     CORPORATE BOND FUND (CLASS B)

1993(b)  $8.59   $.11    $(.324)  $(.214)  $(.112)  $(.424)  $---   $(.536)   $7.84   (2.5%)     $1,022  1.88%*   5.16%*  164%
1994(c)   7.84    .43    (1.129)   (.699)   (.431)    ---     ---    (.431)    6.71   (9.0%)      3,878  1.85%    6.08%   204%
1995      6.71    .40      .725    1.125    (.405)    ---     ---    (.405)    7.43   17.3%       5,743  1.85%    5.80%   200%
(c)(d)(h)

                                  LIMITED MATURITY BOND FUND (CLASS A)

1995    $10.00   $.62     $.652   $1.272   $(.612)   $---    $---   $(.612)  $10.66   13.0%      $3,322  0.84%*   5.97%*    4%*
(c)(d)(e)

                                  LIMITED MATURITY BOND FUND (CLASS B)

1995    $10.00   $.53     $.664   $1.194   $(.524)   $---    $---   $(.524)  $10.67   12.2%        $752  1.71%*   5.12%*    4%*
(c)(d)(e)

                                     U.S. GOVERNMENT FUND (CLASS A)

1986(c)  $5.32   $.47     $---     $.47    $(.50)    $---    $---   $(.50)    $5.29    9.1%      $2,716  1.00%    9.23%    48%
1987(c)   5.29    .45     (.265)    .185    (.475)    ---     ---    (.475)    5.00    3.7%       4,467  1.00%    8.78%   166%
1988(c)   5.00    .48     (.18)     .30     (.49)     ---     ---    (.49)     4.81    6.2%       4,229  1.00%    9.83%   107%
1989(c)   4.81    .46      .078     .538    (.458)    ---     ---    (.458)    4.89   11.8%       4,551  1.11%    9.46%    52%
1990(c)   4.89    .42      .032     .452    (.412)    ---     ---    (.412)    4.93    9.8%       6,017  1.11%    8.60%    22%
1991(c)   4.93    .40      .248     .648    (.404)    ---    (.004)  (.408)    5.17   13.8%       7,319  1.11%    7.94%    41%
1992(c)   5.17    .37     (.126)    .244    (.366)    ---    (.008)  (.374)    5.04    5.0%       9,364  1.11%    7.22%   157%
1993(c)   5.04    .31      .273     .583    (.310)   (.344)   ---    (.654)    4.97   10.9%      10,098  1.10%    5.90%   153%
1994(c)   4.97    .30     (.621)   (.321)   (.299)    ---     ---    (.299)    4.35   (6.5%)      8,309  1.10%    6.47%   220%
1995      4.35    .30      .620     .920    (.30)     ---     ---    (.30)     4.97   21.9%      10,080  1.11%    6.41%    81%
(c)(d)(h)

                                     U.S. GOVERNMENT FUND (CLASS B)

1993     $5.51   $.04    $(.193)  $(.153)   $(.043) $(.344)  $---   $(.387)   $4.97   (1.4%)       $140  1.61%*   5.54%*  114%
(b)(c)
1994(c)   4.97    .26     (.624)   (.364)    (.256)   ---     ---    (.256)    4.35   (7.4%)        321  1.85%    5.76%   220%
1995      4.35    .26      .625     .885     (.265)   ---     ---    (.265)    4.97   20.9%         582  1.87%    5.69%    81%
(c)(d)(h)

                                 GLOBAL AGGRESSIVE BOND FUND (CLASS A)

1995    $10.00   $.63     $.09     $.72    $(.55)   $(.02)   $---   $(.57)   $10.15    7.3%      $2,968  2.00%*  11.04%*  127%*
(c)(d)(f)

                                 GLOBAL AGGRESSIVE BOND FUND (CLASS B)

1995    $10.00   $.56     $.12     $.68    $(.49)   $(.02)   $---   $(.51)   $10.17    6.9%      $1,440  2.75%*  10.24%*  127%*
(c)(d)(f)

                                       TAX-EXEMPT FUND (CLASS A)

1986(c)  $9.47   $.85     $.55    $1.40    $(.87)    $---    $---   $(.87)   $10.00   15.6%      $8,901  1.00%    8.83%    35%
1987(c)  10.00    .82      .78     1.60     (.82)    (.02)    ---    (.84)    10.76   15.5%      16,297  1.00%    7.79%    23%
1988(c)  10.76    .76     (.656)    .104    (.774)   (.12)    ---    (.894)    9.97    1.3%      17,814  1.00%    7.60%    83%
1989      9.97    .73     (.257)    .473    (.723)    ---     ---    (.723)    9.72    4.9%      19,898   .98%    7.47%    33%
1989(g)   9.72    .61     (.106)    .504    (.624)    ---     ---    (.624)    9.60    4.1%      20,426   .97%*   6.97%*   75%*
1990      9.60    .64     (.072)    .568    (.638)    ---     ---    (.638)    9.53    6.2%      20,566   .96%    6.75%    74%
1991      9.53    .63      .446    1.076    (.636)    ---     ---    (.636)    9.97   11.7%      23,218   .89%    6.55%    38%
1992      9.97    .61      .092     .702    (.612)    ---     ---    (.612)   10.06    7.3%      28,608   .84%    6.07%    91%
1993     10.06    .51      .702    1.212    (.514)   (.388)   ---    (.902)   10.37   11.6%      32,115   .82%    4.92%   118%
1994     10.37    .47    (1.317)   (.847)   (.473)    ---     ---    (.473)    9.05   (8.3%)     24,092   .82%    4.74%    88%
1995      9.05    .48      .891    1.371    (.481)    ---     ---    (.481)    9.94   15.5%      25,026   .86%    5.02%   103%
(c)(d)(h)

                             See accompanying notes.

--------------------------------------------------------------------------------

SECURITY FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
================================================================================

                            Net
                           gains                                                                       Ratio
          Net             (losses)          Divi-                                                        of      Ratio
         asset            on sec-   Total   dends                                               Net   expenses   of net
         value            urities    from   (from    Distri-                   Net             assets    to      income    Port-
         begin-    Net    (real-    invest-  net     butions  Return          asset            end of   aver-      to      folio
Fiscal   ning    invest-  ized &     ment   invest-   (from     of    Total   value    Total   period    age     average   turn-
 year     of      ment    unreal-   opera-   ment    capital  capi-  distri-  end of  return   (thou-    net       net     over
 end     period  income    ized)    tions   income)   gains)   tal   butions  period    (a)    sands)   assets   assets    rate
------------------------------------------------------------------------------------------------------------------------------------

                                       TAX-EXEMPT FUND (CLASS B)

1993(b) $10.88   $.10    $(.128)  $(.02)   $(.094)  $(.38)   $---   $(.48)   $10.37    (.2%)       $106  2.89%*   2.71%*   90%
1994(c)  10.37    .35    (1.321)   (.971)   (.349)    ---     ---    (.349)    9.05   (9.5%)        760  2.00%    3.50%    88%
1995      9.05    .37      .902    1.272    (.372)    ---     ---    (.372)    9.95   14.3%       1,190  2.00%    3.90%   103%
(c)(d)(h)

                                               CASH FUND

1986(c)  $1.00   $.073    $---     $.073   $(.073)   $---    $---   $(.073)   $1.00    7.5%     $47,292  1.00%    7.26%   ---
1987(c)   1.00    .057     ---      .057    (.057)    ---     ---    (.057)    1.00    5.8%      37,773  1.00%    5.68%   ---
1988(c)   1.00    .061     ---      .061    (.061)    ---     ---    (.061)    1.00    6.3%      43,038  1.00%    6.10%   ---
1989(c)   1.00    .070     ---      .070    (.070)    ---     ---    (.070)    1.00    7.3%      46,625  1.00%    7.09%   ---
1989(c)(g)1.00    .069     ---      .069    (.069)    ---     ---    (.069)    1.00    7.1%      54,388  1.00%*   8.26%*  ---
1990(c)   1.00    .073     ---      .073    (.073)    ---     ---    (.073)    1.00    7.6%      65,018  1.00%    7.31%   ---
1991      1.00    .051     ---      .051    (.051)    ---     ---    (.051)    1.00    5.2%      48,843   .96%    5.21%   ---
1992(c)   1.00    .028     ---      .028    (.028)    ---     ---    (.028)    1.00    2.8%      56,694  1.00%    2.75%   ---
1993(c)   1.00    .023     ---      .023    (.023)    ---     ---    (.023)    1.00    2.4%      71,870  1.00%    2.28%   ---
1994      1.00    .033     ---      .033    (.033)    ---     ---    (.033)    1.00    3.4%      58,102   .96%    3.24%   ---
1995(c)(d)1.00    .049     ---      .049    (.049)    ---     ---    (.049)    1.00    5.0%      38,158  1.00%    5.00%   ---

(a) Total return information does not reflect deduction of any sales charge imposed at the time of purchase for Class A shares or upon redemption for Class B shares.

(b) Class "B" shares were initially offered on October 19, 1993. Percentage amounts for the period, except total return, have been annualized.

(c) Fund expenses were reduced by the Investment Manager during the period, and expense ratios absent such reimbursement would have been as follows:

                                      1986      1987      1988    1989        1990     1991      1992      1993     1994     1995
    Corporate Bond         Class A     N/A       N/A      N/A      N/A        N/A       N/A       N/A      N/A       N/A      N/A
                           Class B     N/A       N/A      N/A      N/A        N/A       N/A       N/A      N/A      2.00%    2.19%
    U.S. Government        Class A    1.60%     1.80%     1.31%   1.37%       1.34%    1.24%     1.20%     1.20%    1.20%    1.22%
                           Class B     N/A       N/A      N/A      N/A        N/A       N/A       N/A      1.75%    2.91%    3.70%
    Limited Maturity Bond  Class A     N/A       N/A      N/A      N/A        N/A       N/A       N/A      N/A       N/A     1.04%
                           Class B     N/A       N/A      N/A      N/A        N/A       N/A       N/A      N/A       N/A     2.12%
    Global Aggressive Bond Class A     N/A       N/A      N/A      N/A        N/A       N/A       N/A      N/A       N/A     2.42%
                           Class B     N/A       N/A      N/A      N/A        N/A       N/A       N/A      N/A       N/A     3.93%
    Tax-Exempt             Class A    1.62%     1.16%     1.03%    N/A        N/A       N/A       N/A      N/A       N/A     0.86%
                           Class B     N/A       N/A      N/A      N/A        N/A       N/A       N/A      N/A      2.32%    2.45%
    Cash                              1.17%     1.07%     1.04%   1.13%**     1.01%     N/A      1.03%     1.03%     N/A     1.04%
                                                                  1.03%***

(d) Net investment income was computed using the average month-end shares outstanding throughout the period.

(e) Security Limited Maturity Bond Fund was initially capitalized on January 17, 1995, with a net asset value of $10 per share. Percentage amounts for the period have been annualized, except for total return.

(f) Security Global Aggressive Bond Fund was initially capitalized on June 1, 1995, with a net asset value of $10 per share. Percentage amounts for the period have been annualized, except for total return.

(g) Effective December 31, 1989, the fiscal year ends of Tax-Exempt and Cash Funds were changed from January 31 and February 28, respectively, to December 31. The information presented in the table above for the fiscal year ended December 31 represents 11 months of performance for Tax-Exempt Fund and 10 months of performance for Cash Fund. The data for years 1985 through 1989, are for the fiscal year ended January 31 for Tax-Exempt Fund and for the fiscal year ended February 28 for Cash Fund.

(h) Expense ratios were calculated without the reduction for custodian fees earnings credits. Expense ratios with such reductions would have been as follows:

                                                1995
        Corporate Bond            Class A      1.02%
                                  Class B      1.85%
        U.S. Government           Class A      1.10%
                                  Class B      1.85%
        Limited Maturity Bond     Class A      0.81%
                                  Class B      1.65%
        Tax-Exempt                Class A      0.85%
                                  Class B      2.00%

  *Percentage amounts for the period, except total return, have been annualized.

 **This information represents the expense ratio absent reimbursements for the period February 1, 1989 through December 31, 1989.

***This information represents the expense ratio absent reimbursements for the fiscal year ended February 28, 1989.

--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS
================================================================================

INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

     Security Income, Tax-Exempt and Cash Funds are diversified open-end management investment companies, which were organized as Kansas corporations on September 9, 1970, July 14, 1981, and March 21, 1980, respectively. Each of the Corporate Bond Fund, Limited Maturity Bond Fund, U.S. Government Fund, Global Aggressive Bond Fund and High Yield Fund, series of Security Income Fund, and Security Tax-Exempt Fund and Cash Fund (collectively, "the Funds") has its own investment objective and policies which are described below. There, of course, can be no assurance that such investment objectives will be achieved. While there is no present intention to do so, the investment objective and policies of each Fund may be changed by the Board of Directors of the Funds without the approval of stockholders. However, stockholders will be given 30 days written notice of any such change. If a change in investment objective is made, stockholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

     Each of the Funds is also subject to certain investment policy limitations, which may not be changed without stockholder approval. Among these limitations, some of the more important ones are that each Fund will not invest more than 5 percent of the value of its assets in any one issuer other than the U.S. Government or its instrumentalities (for each of Cash, Global Aggressive Bond and High Yield Funds, this limitation applies only with respect to 75 percent of the value of its total assets), purchase more than 10 percent of the outstanding voting securities of any one issuer or invest 25 percent or more of its total assets in any one industry. The full text of the investment policy limitations of each Fund is set forth in the Funds' Statement of Additional Information.

     Each of the Funds may borrow money from banks as a temporary measure for emergency purposes or to facilitate redemption requests. See "Investment Methods and Risk Factors" for a discussion of borrowing. Pending investment in securities or to meet potential redemptions, each of the Funds may invest in certificates of deposit, bank demand accounts, repurchase agreements and high quality money market instruments.

SECURITY INCOME FUND

     Security Income Fund ("Income Fund") consists of five diversified series, each of which represents a different investment objective and has its own identified assets and net asset values. The investment objective of each series is described below.

CORPORATE BOND FUND

     The investment objective of Corporate Bond Fund is to preserve capital while generating interest income. In pursuing its investment objective, the Fund will invest in a broad range of debt securities, including (i) securities issued by U.S. and Canadian corporations; (ii) securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, including Treasury bills, certificates of indebtedness, notes and bonds; (iii) securities issued or guaranteed by the Dominion of Canada or provinces thereof; (iv) securities issued by foreign governments, their agencies and instrumentalities, and foreign corporations, provided that such securities are denominated in U.S. dollars; (v) higher yielding, high risk debt securities (commonly referred to as "junk bonds"); (vi) certificates of deposit issued by a U.S. branch of a foreign bank ("Yankee CDs"); and (vii) investment grade mortgage backed securities ("MBSs"). Under normal circumstances, at least 65 percent of the Fund's total assets will be invested in corporate debt securities which at the time of issuance have a maturity greater than one year.

     Corporate Bond Fund will invest primarily in corporate debt securities rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's Corporation ("S&P") at the time of purchase, or if unrated, of equivalent quality as determined by the Investment Manager. See Appendix A to this Prospectus for a description of corporate bond ratings. Included in such securities may be convertible bonds or bonds with warrants attached which are rated at least Baa or BBB at the time of purchase, or if unrated, of equivalent quality as determined by the Investment Manager. A "convertible bond" is a bond, debenture or preferred share which may be exchanged by the owner for common stock or another security, usually of the same company, in accordance with the terms of the issue. A "warrant" confers upon its holder the right to purchase an amount of securities at a particular time and price. Securities rated Baa by Moody's or BBB by S&P have speculative characteristics. See "Investment Methods and Risk Factors" for a discussion of the risks associated with such securities.

     Corporate Bond Fund may invest up to 25 percent of its net assets in higher yielding debt securities in the lower rating (higher risk) categories of the recognized rating services (commonly referred to as "junk bonds"). Such securities include securities rated Ba or lower by Moody's or BB or lower by S&P and are regarded as predominantly

--------------------------------------------------------------------------------
No dealer, salesperson, or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and in the Statement of Additional Information in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds, the Investment Manager, or the Distributor.
--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS
================================================================================

speculative with respect to the ability of the issuer to meet principal and interest payments. The Fund will not invest in junk bonds which are rated in default at the time of purchase. See "Investment Methods and Risk Factors" for a discussion of the risks associated with investing in such securities.

     The Fund may purchase securities which are obligations of, or guaranteed by, the Dominion of Canada or provinces thereof and debt securities issued by Canadian corporations. Canadian securities will not be purchased if subject to the foreign interest equalization tax and unless payable in U.S. dollars.

     The Fund may invest in Yankee CDs which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the U.S. Yankee CDs are subject to somewhat different risks than are the obligations of domestic banks. The Fund also may invest in debt securities issued by foreign governments, their agencies and instrumentalities and foreign corporations, provided that such securities are denominated in U.S. dollars. The Fund's investment in foreign securities, including Canadian securities, will not exceed 25 percent of the Fund's net assets. See "Investment Methods and Risk Factors" for a discussion of the risks associated with investing in foreign securities.

     The Fund may invest in investment grade mortgage backed securities (MBSs), including mortgage pass-through securities and collateralized mortgage obligations (CMOs). The Fund may invest up to 10 percent of its net assets in securities known as "inverse floating obligations," "residual interest bonds," or "interest-only" (IO) or "principal-only" (PO) bonds, the market values of which generally will be more volatile than the market values of most MBSs. The Fund will hold less than 25 percent of its net assets in MBSs. For a discussion of MBSs and the risks associated with such securities, see "Investment Methods and Risk Factors."

     Corporate Bond Fund may purchase securities on a "when-issued" or "delayed delivery" basis in excess of customary settlement periods for the types of security involved. For a discussion of such securities, see "Investment Methods and Risk Factors." It is anticipated that securities invested in by this Fund will be held by the Fund on an average from one and a half to three years and that the average weighted maturity of the Fund's portfolio will range from 5 to 15 years under normal circumstances.

LIMITED MATURITY BOND FUND

     The investment objective of the Limited Maturity Bond Fund is to seek a high level of income consistent with moderate price fluctuation by investing primarily in short- and intermediate-term bonds. As used herein the term "short- and intermediate-term bonds" is used to describe any debt security with a maturity of 15 years or less. In pursuing its investment objective, the Fund will invest in a broad range of debt securities, including (i) securities issued by U.S. and Canadian corporations; (ii) securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, including Treasury bills, certificates of indebtedness, notes and bonds; (iii) securities issued or guaranteed by, the Dominion of Canada or provinces thereof; (iv) securities issued by foreign governments, their agencies and instrumentalities, and foreign corporations, provided that such securities are denominated in U.S. dollars; (v) higher yielding, high risk debt securities (commonly referred to as "junk bonds"); (vi) certificates of deposit issued by a U.S. branch of a foreign bank ("Yankee CDs"); (vii) investment grade mortgage backed securities ("MBSs"); and
(viii) investment grade asset-backed securities. High yield debt securities, Yankee CDs, MBSs and asset-backed securities are described in further detail under "Investment Methods and Risk Factors." Under normal circumstances, the Fund will invest at least 65 percent of the value of its total assets in short- and intermediate-term bonds. It is anticipated that the dollar weighted average maturity of the Fund's portfolio will range from 2 to 10 years. It will not exceed 10 years.

     Limited Maturity Bond Fund will invest primarily in debt securities rated Baa or higher by Moody's or BBB or higher by S&P at the time of purchase, or if unrated, of equivalent quality as determined by the Investment Manager. See Appendix A to this Prospectus for a description of corporate bond ratings. Included in such securities may be convertible bonds or bonds with warrants attached which are rated at least Baa or BBB at the time of purchase, or if unrated, of equivalent quality as determined by the Investment Manager. A "convertible bond" is a bond, debenture or preferred share which may be exchanged, by the owner, for common stock or another security, usually of the same company, in accordance with the terms of the issue. A "warrant" confers upon its holder the right to purchase an amount of securities at a particular time and price. Securities rated Baa by Moody's or BBB by S&P have speculative characteristics as described under "Investment Methods and Risk Factors"--"Baa or BBB Securities."

     The Fund may invest in higher yielding debt securities in the lower rating (higher risk) categories of the recognized rating services (commonly referred to as "junk bonds"); however, the Fund will not hold more than 25 percent of its net assets in junk bonds. This includes securities rated Ba or lower by Moody's or BB or lower by S&P, and such securities are regarded as predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. The Fund will not invest in junk bonds which are rated in default at the time of purchase. See "Investment Methods and Risk Factors" for a discussion of the risks associated with investing in such securities.

   For the period January 17, 1995 (date of inception) to December 31, 1995, the dollar weighted average of Limited

--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS
================================================================================

Maturity Bond Fund's holdings (excluding equities) had the following credit quality characteristics.

                                                      PERCENT OF
INVESTMENT                                            NET ASSETS
U.S. Government and
   Government Agency Securities.......................    29.0%
Cash and other Assets, Less Liabilities...............     7.4%
Rated Fixed Income Securities
   AA.................................................     7.9%
   A..................................................    43.1%
   Baa/BBB............................................     8.5%
   Ba/BB..............................................     4.1%
   B..................................................       0%
   Caa/CCC............................................       0%
                                                            ---
                                                           100%

The foregoing table is intended solely to provide disclosure about Limited Maturity Bond Fund's asset composition for the period January 17, 1995 (date of inception) to December 31, 1995. The asset composition after this may or may not be approximately the same as shown above.

     The Fund may purchase securities which are obligations of, or guaranteed by, the Dominion of Canada or provinces thereof and debt securities issued by Canadian corporations. Canadian securities will not be purchased if subject to the foreign interest equalization tax and unless payable in U.S.
currency.

     The Fund may invest in Yankee CDs which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States. Yankee CDs are subject to somewhat different risks than are the obligations of domestic banks. The Fund may also invest in debt securities issued by foreign governments, their agencies and instrumentalities, and foreign corporations, provided that such securities are denominated in U.S. dollars. The Fund's investment in foreign securities, including Canadian securities, will not exceed 25 percent of the Fund's net assets. For a discussion of the risks associated with foreign securities, see "Investment Methods and Risk Factors."

     The Fund may invest in U.S. Government securities. U.S. Government securities include bills, certificates of indebtedness, notes and bonds issued by the Treasury or by agencies or instrumentalities of the U.S. Government. For a discussion of the varying levels of guarantee associated with particular types of U.S. Government Securities, see "Investment Methods and Risk Factors" -- "U.S. Government Securities."

     Limited Maturity Bond Fund may acquire certain securities that are restricted as to disposition under the federal securities laws, provided that such securities are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933, and subject to the Fund's policy that not more than 15 percent of the Fund's net assets will be invested in illiquid assets. See "Investment Methods and Risk Factors" for a discussion of Rule 144A Securities.

     The Fund may invest in investment grade mortgage backed securities (MBSs), including mortgage pass-through securities and collateralized mortgage obligations (CMOs). The Fund may invest up to 10 percent of its net assets in securities known as "inverse floating obligations," "residual interest bonds," and "interest-only" (IO) and "principal-only" (PO) bonds, the market values of which will generally be more volatile than the market values of most MBSs. The Fund will hold less than 25 percent of its net assets in MBSs, including CMOs and mortgage pass-through securities. For a discussion of MBSs and the risks associated with such securities, see "Investment Methods and Risk Factors."

     The Fund may also invest in investment grade "asset-backed securities." These include secured debt instruments backed by automobile loans, credit card loans, home equity loans, manufactured housing loans and other types of secured loans providing the source of both principal and interest. Asset-backed securities are subject to risks similar to those discussed with respect to MBSs. See "Investment Methods and Risk Factors."

     Limited Maturity Bond Fund may purchase securities on a "when-issued" or "delayed delivery" basis in excess of customary settlement periods for the type of security involved. See "Investment Methods and Risk Factors."

     From time to time, Limited Maturity Bond Fund may invest part or all of its assets in commercial notes or money market instruments.

U.S. GOVERNMENT FUND

     The investment objective of the U.S. Government Fund is to provide a high level of interest income with security of principal by investing primarily in U.S. Government securities. U.S. Government securities include bills, certificates of indebtedness, notes and bonds issued by the Treasury or by agencies or instrumentalities of the U.S. Government. Under normal circumstances, the Fund will invest at least 80 percent of the value of its total assets in U.S. Government securities. For a discussion of the varying levels of guarantee associated with particular types of U.S. Government Securities, see "Investment Methods and Risk Practices" --"U.S. Government Securities."

     From time to time the portfolio of the U.S. Government Fund may consist primarily of Government National Mortgage Association ("GNMA") certificates, or "Ginnie Maes," which are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. These loans, issued by lenders such as mortgage bankers, commercial banks and savings and loan

--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS
================================================================================

associations, are either insured by the Federal Housing Administration or guaranteed by the Veterans' Administration. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. Ginnie Mae certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. Ginnie Mae certificates are called "pass through" securities because both interest and principal payments (including prepayments) are passed through to the holder of the certificate. Upon receipt, principal payments generally will be used to purchase additional Ginnie Mae certificates or other U.S. Government securities. Although the Fund invests in securities guaranteed by GNMA and backed by the U.S. Government, neither the value of the Fund's portfolio nor the value or yield of its shares is so guaranteed. The Fund may, for defensive purposes, temporarily invest part or all of its assets in money market instruments, including deposits and bankers' acceptances in depository institutions insured by the FDIC, and short-term U.S. Government and agency securities. If the deposits in a depository institution are not fully insured by the FDIC, the Fund will analyze the credit quality of the issuing institution prior to making any such deposit and will retain a record of that analysis.

     The potential for appreciation in GNMAs, which might otherwise be expected to occur as a result of a decline in interest rates, may be limited or negated by increased principal prepayments of the underlying mortgages. Prepayments of GNMA certificates occur with increasing frequency when mortgage rates decline because, among other reasons, mortgagors may be able to refinance their outstanding mortgages at lower interest rates or prepay their existing mortgages. Such prepayments would then be reinvested by the Fund at the lower current interest rates.

     While mortgages underlying GNMA certificates have a stated maturity of up to 30 years, it has been the experience of the mortgage industry that the average life of comparable mortgages, owing to prepayments, refinancings and payments from foreclosures, is considerably less. Yield tables utilize a 12 year average life assumption for GNMA pools of 26-30 year mortgages, and GNMAs continue to be traded based on this assumption. Recently it has been observed that mortgage pools issued at high interest rates have experienced accelerated prepayment rates as interest rates declined, which would result in a shorter average life than 12 years.

     The Fund may invest in other mortgage backed securities (MBSs) as discussed under "Investment Methods and Risk Factors" -- "Mortgage Backed Securities and Collateralized Mortgage Obligations." MBSs include certain securities issued by the United States government or one of its agencies or instrumentalities, such as GNMAs, and securities issued by private issuers. The Fund may not invest more than 20 percent of the value of its total assets in MBSs issued by private issuers.

     The Fund will attempt to maximize the return on its portfolio by taking advantage of market developments and yield disparities, which may include use of the following strategies:

   1. Shortening the average maturity of its portfolio in anticipation of a rise in interest rates so as to minimize depreciation of principal;

   2. Lengthening the average maturity of its portfolio in anticipation of a decline in interest rates so as to maximize appreciation of principal;

   3. Selling one type of U.S. Government obligation and buying another when disparities arise in the relative values of each; and

   4. Changing from one U.S. Government obligation to an essentially similar U.S. Government obligation when their respective yields are distorted due to market factors.

     These strategies may result in increases or decreases in the Fund's current income available for distribution to Fund stockholders, and the Fund may hold obligations which sell at moderate to substantial premiums or discounts from face value. It is anticipated that securities invested in by this Fund will be held by the Fund on the average from one to three years.

GLOBAL AGGRESSIVE BOND FUND

     The Global Aggressive Bond Fund seeks to provide high current income. Capital appreciation is a secondary objective. As used herein the term "bond" is used to describe any type of debt security. Under normal circumstances the Fund will invest at least 65 percent of its total assets in bonds as defined herein. The Fund under normal circumstances seeks its investment objective of providing a high level of current income by investing substantially all of its assets in a portfolio of debt securities of issuers in three separate investment areas: (i) the United States; (ii) developed foreign countries; and (iii) emerging markets. The Fund may also invest up to 50 percent of its assets in certain derivative instruments. See "Investment Methods and Risk Factors" for a discussion of the risks associated with investing in derivative instruments. The Fund selects particular debt securities in each sector based on their relative investment merits. Within each area, the Fund selects debt securities from those issued by governments, their agencies and instrumentalities; central banks; commercial banks and other corporate entities. Debt securities in which the Fund may invest consist of bonds, notes, debentures and other similar instruments. The Fund may invest up to 100 percent of its total assets in U.S. and

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                                       7
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SECURITY FUNDS
PROSPECTUS
================================================================================

foreign debt securities and other fixed income securities that, at the time of purchase, are rated below investment grade ("high yield securities" or "junk bonds"), which involve a high degree of risk and are predominantly speculative. The Fund may also invest in securities that are in default as to payment of principal and/or interest. A description of debt ratings is included as Appendix A to this Prospectus. See "Investment Methods and Risk Factors" for a discussion of the risks associated with investing in junk bonds. Many emerging market debt securities are not rated by United States rating agencies such as Moody's and S&P. The Fund's ability to achieve its investment objectives is thus more dependent on the manager's credit analysis than would be the case if the Fund were to invest in higher quality bonds. INVESTORS SHOULD PURCHASE SHARES ONLY AS A SUPPLEMENT TO AN OVERALL INVESTMENT PROGRAM AND ONLY IF WILLING TO UNDERTAKE THE RISKS INVOLVED.

     For the period June 1, 1995 (date of inception) to December 31, 1995, the dollar weighted average of Global Aggressive Bond Fund's holdings (excluding equities) had the following credit quality characteristics.

                                                      PERCENT OF
INVESTMENT                                            NET ASSETS
U.S. Government and
   Government Agency Securities.......................       0%
Cash and other Assets, Less Liabilities...............     2.4%
Rated Fixed Income Securities
   AAA................................................     5.1%
   AA.................................................     7.9%
   A..................................................    14.8%
   Baa/BBB............................................    21.7%
   Ba/BB..............................................    17.9%
   B..................................................    13.8%
   Caa/CCC............................................       0%
Unrated Securities Comparable in Quality to
   A..................................................     6.4%
   Baa/BBB............................................     2.2%
   Ba/BB..............................................       0%
   B..................................................     7.8%
   Caa/CCC............................................       0%
                                                            ---
                                                           100%

The foregoing table is intended solely to provide disclosure about Global Aggressive Bond Fund's asset composition for the period June 1, 1995 (date of inception) to December 31, 1995. The asset composition after this may or may not be approximately the same as shown above.

     EMERGING MARKETS. "Emerging markets" will consist of all countries determined by the World Bank or the United Nations to have developing or emerging economies and markets. Currently, investing in many of the emerging countries and emerging markets is not feasible or may involve political risks. Accordingly, Lexington Management Corporation, the Sub-Adviser to the Global Aggressive Bond Fund (the "Sub-Adviser"), currently intends to consider investments only in those countries in which it believes investing is feasible. The list of acceptable countries will be reviewed by the Sub-Adviser and MFR Advisers, Inc. ("MFR") and approved by the Board of Directors on a periodic basis and any additions or deletions with respect to such list will be made in accordance with changing economic and political circumstances involving such countries. An issuer in an emerging market is an entity: (i) for which the principal securities trading market is an emerging market, as defined above;
(ii) that (alone or on a consolidated basis) derives 50 percent or more of its total revenue from either goods produced, sales made or services performed in emerging markets; or (iii) organized under the laws of, and with a principal office in, an emerging market.

     The Fund's investments in emerging market securities consist substantially of high yield, lower-rated debt securities of foreign corporations, "Brady Bonds" and other sovereign debt securities issued by emerging market governments. The Fund may invest in debt securities of emerging market issuers without regard to ratings. Currently, the substantial majority of emerging market debt securities are considered to have a credit quality below investment grade. The Fund may invest in bank loan participations and assignments, which are fixed and floating rate loans arranged through private negotiations between foreign entities. The Fund may also invest up to 5 percent of its total assets in zero coupon securities. See the discussion of sovereign debt securities, Brady Bonds, loan participations and assignments and zero coupon securities under "Investment Methods and Risk Factors."

     TEMPORARY INVESTMENTS. The Fund intends to retain the flexibility to respond promptly to changes in market and economic conditions. Accordingly, in the interest of preserving shareholders' capital and consistent with the Fund's investment objectives, the Sub-Adviser and MFR may employ a temporary defensive investment strategy if they determine such a strategy to be warranted. Pursuant to such a defensive strategy, the Fund temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest up to 100 percent of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers, and most or all of the Fund's investments may be made in the United States and denominated in U.S. dollars. For debt obligations other than commercial paper, this includes securities rated, at the time of purchase, at least AA by S&P or Aa by Moody's, or if unrated, determined to be of comparable quality by the Sub-Adviser or MFR. For commercial paper, this includes securities rated, at the time of purchase, at least A-2 by S&P or Prime-2 by Moody's, or if unrated, determined to be of comparable quality by the Sub-Adviser or MFR. It is impossible to predict whether, when or for how long the Fund will employ defensive strategies. To the extent the Fund adopts a temporary

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                                       8
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SECURITY FUNDS
PROSPECTUS
================================================================================

defensive investment posture, it will not be invested so as to achieve directly its investment objectives. In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Fund temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in high quality foreign or domestic money market instruments. The Fund may from time to time invest in shares of other investment companies as discussed under "Investment Methods and Risk Factors," below.

     INVESTMENT TECHNIQUE. The Fund invests in debt obligations allocated among diverse markets and denominated in various currencies, including U.S. dollars, or in multinational currency units such as European Currency Units. The Fund may purchase securities that are issued by the government or a company or financial institution of one country but denominated in the currency of another country (or a multinational currency unit). The Fund is designed for investors who wish to accept the risks entailed in such investments, which are different from those associated with a portfolio consisting entirely of securities of U.S. issuers denominated in U.S. dollars. See "Investment Methods and Risk Factors" for a discussion of the risks associated with securities denominated in foreign currencies.

     The Sub-Adviser and MFR will seek to allocate the assets of the Fund in securities of issuers in countries and in currency denominations where the combination of fixed income market returns, the price appreciation potential of fixed income securities and currency exchange rate movements will present opportunities primarily for high current income and secondarily for capital appreciation. In so doing, the Sub-Adviser and MFR intend to take full advantage of the different yield, risk and return characteristics that investment in the fixed income markets of different countries can provide for U.S. investors. Fundamental economic strength, credit quality and currency and interest rate trends will be the principal determinants of the emphasis given to various country, geographic and industry sectors within the Fund. Securities held by the Fund may be invested in without limitation as to maturity. The Sub-Adviser and MFR evaluate currencies on the basis of fundamental economic criteria (e.g., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, if the exchange rate of the foreign currency declines, the dollar value of the security will decrease. The Fund may seek to protect itself against such negative currency movements through the use of sophisticated investment techniques although the Fund is not committed to using such techniques and may be fully exposed to changes in currency exchange rates. See "Investment Methods and Risk Factors" for a discussion of such techniques.

     The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. See the discussion of when-issued and forward commitment securities under "Investment Methods and Risk Factors." The Fund may enter into repurchase agreements, reverse repurchase agreements and "dollar rolls" which are discussed under "Investment Methods and Risk Factors."

HIGH YIELD FUND

     The investment objective of the High Yield Fund is to seek high current income. Capital appreciation is a secondary objective. Under normal circumstances, the Fund will seek its investment objective by investing primarily in a broad range of income producing securities, including (i) higher yielding, higher risk, debt securities (commonly referred to as "junk bonds");
(ii) preferred stock; (iii) securities issued by foreign governments, their agencies and instrumentalities, and foreign corporations, provided that such securities are denominated in U.S. dollars; (iv) mortgage-backed securities ("MBSs"); (v) asset-backed securities; (vi) securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, including Treasury bills, certificates of indebtedness, notes and bonds; (vii) securities issued or guaranteed by, the Dominion of Canada or provinces thereof; and (viii) zero coupon securities. The Fund may also invest up to 35 percent of its assets in common stocks (which may include ADRs), warrants and rights. Under normal circumstances, at least 65 percent of the Fund's total assets will be invested in high-yielding, high risk debt securities.

     High Yield Fund may invest up to 100 percent of its assets in debt securities that, at the time of purchase, are rated below investment grade ("high yield securities" or "junk bonds"), which involve a high degree of risk and are predominantly speculative. A description of debt ratings is included as Appendix A to this Prospectus. See "Investment Methods and Risk Factors" for a discussion of the risks associated with investing in junk bonds. Included in the debt securities which the High Yield Fund may purchase are convertible bonds, or bonds with warrants attached. A "convertible bond" is a bond, debenture, or preferred share which may be exchanged by the owner for common stock or another security, usually of the same company, in accordance with the terms of the issue. A "warrant" confers upon the holder the right to purchase an amount of securities at a particular time and price. See "Investment Methods and Risk Factors" for a discussion of the risks associated with such securities.

   For the period August 5, 1996 (date of inception) to December 31, 1996, the dollar weighted average of High

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                                       9
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SECURITY FUNDS
PROSPECTUS
================================================================================

Yield Fund's holdings (excluding equities) had the following credit quality characteristics.

                                                      PERCENT OF
INVESTMENT                                            NET ASSETS
U.S. Government Securities............................       0%
Cash and other Assets, Less Liabilities...............    11.4%
Rated Fixed Income Securities
   Ba/BB..............................................    38.2%
   B..................................................    49.4%
   D..................................................     1.0%
                                                          -----
                                                         100.0%

The foregoing table is intended solely to provide disclosure about High Yield Fund's asset composition for the period August 5, 1996 (date of inception) to December 31, 1996. The asset composition after this may or may not be approximately the same as shown above.

     The Fund may purchase securities which are obligations of, or guaranteed by, the Dominion of Canada or provinces thereof and debt securities issued by Canadian corporations. Canadian securities will not be purchased if subject to the foreign interest equalization tax and unless payable in U.S. dollars. The Fund may also invest in debt securities issued by foreign governments (including Brady Bonds), their agencies and instrumentalities and foreign corporations (including those in emerging markets), provided such securities are denominated in U.S. dollars. The Fund's investment in foreign securities, excluding Canadian securities, will not exceed 25 percent of the Fund's net assets. See "Investment Method and Risk Factors" for a discussion of the risks associated with investing in foreign securities, Brady Bonds and emerging markets.

     The Fund may invest in MBSs, including mortgage pass-through securities and collateralized mortgage obligations (CMO's). The Fund may invest in securities known as "inverse floating obligations," "residual interest bonds," or "interest only" (IO) or "principal only" (PO) bonds, the market values of which generally will be more volatile that the market values of most MBSs. This is due to the fact that such instruments are more sensitive to interest rate changes and to the rate of principal prepayments than are most other MBSs. The Fund will hold less than 25 percent of its net assets in MBSs. For a discussion of MBSs and the risks associated with such securities, see "Investment Methods and Risk Factors."

     The Fund may also invest in asset-backed securities. These include secured debt instruments backed by automobile loans, credit card loans, home equity loans, manufactured housing loans and other types of secured loans providing the source of both principal and interest payments. Asset-backed securities are subject to risks similar to those discussed with respect to MBSs. See "Investment Methods and Risk Factors."

     The Fund may invest in U.S. Government securities. U.S. Government securities include bills, certificates of indebtedness, notes and bonds issued by the Treasury or by agencies or instrumentalities of the U.S. Government. For a discussion of the varying levels of guarantee associated with particular types of U.S. Government Securities, see "Investment Methods and Risk Factors" - "U.S. Government Securities."

     The Fund may invest in zero coupon securities which are debt securities that pay no cash income but are sold at substantial discounts from their face value. Certain zero coupon securities also provide for the commencement of regular interest payments at a deferred date. See "Investment Methods and Risk Factors" for a discussion of zero coupon securities.

     The High Yield Fund may acquire certain securities that are restricted as to disposition under federal securities laws, including securities eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933, subject to the Fund's policy that not more than 10 percent of the Fund's net assets will be invested in illiquid assets. See "Investment Methods and Risk Factors" for a discussion of restricted securities.

     The High Yield Fund may purchase securities on "when issued" or "delayed delivery" basis in excess of customary settlement periods for the type of security involved. The Fund may also purchase or sell securities on a "forward commitment" basis and may enter into "repurchase agreements," "reverse repurchase agreements" and "roll transactions." The Fund may lend securities to broker-dealers, other institutions or other persons to earn additional income. The value of loaned securities may not exceed 33 1/3 percent of the Fund's total assets. In addition, the Fund may purchase loans, loan participations and other types of direct indebtedness. See "Investment Methods and Risk Factors" for a discussion of the risks associated with these investment practices.

     The Fund may enter into futures contracts (a type of derivative) (or options thereon) to hedge all or a portion of its portfolio, as a hedge against changes in prevailing levels of interest rates or as an efficient means of adjusting its exposure to the bond market. The Fund will not use futures contracts for leveraging purposes. The Fund will limit its use of futures contracts so that initial margin deposits or premiums on such contracts used for non-hedging purposes will not equal more than 5 percent of the Funds net asset value. The Fund may purchase call and put options and write such options on a "covered" basis. The Fund may also enter into interest rate and index swaps and purchase or sell related caps, floors and collars. The aggregate market value of the Fund's portfolio securities covering call or put options will not exceed 25 percent of the Fund's net assets. See the discussion of "Options, Futures and Forward Currency

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                                       10
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SECURITY FUNDS
PROSPECTUS
================================================================================

Transactions," and "Swaps, Caps, Floors and Collars" under "Investment Methods and Risk Factors."

     From time to time, the High Yield Fund may invest part or all of its assets in U.S. Government securities, commercial notes or money market instruments. It is anticipated that the dollar weighted average maturity of the Fund's portfolio will range from 5 to 15 years under normal circumstances.

SECURITY TAX-EXEMPT FUND

     The investment objective of Tax-Exempt Fund is to obtain as high a level of interest income exempt from federal income taxes as is consistent with preservation of stockholders' capital. Tax-Exempt Fund attempts to achieve its objective by investing primarily in debt securities, the interest on which is exempt from federal income taxes, including the alternative minimum tax. Under normal circumstances, at least 80 percent of the Fund's net assets will be invested in such tax-exempt securities.

     The securities in which the Fund invests include debt obligations issued by or on behalf of the states, territories and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, authorities and instrumentalities, including multi-state agencies or authorities (and may include certain private activity bonds the interest on which is subject to the alternative minimum tax). These securities are referred to as "municipal securities" and are described in more detail in the Funds' Statement of Additional Information.

     The Fund's investments in municipal securities are limited to securities of "investment grade" quality, that is, securities rated within the four highest rating categories of Moody's (Aaa, Aa, A, Baa) or S&P (AAA, AA, A, BBB), except that the Fund may purchase unrated municipal securities (i) where the securities are guaranteed as to principal and interest by the full faith and credit of the U.S. Government or are short-term municipal securities (those having a maturity of less than one year) of issuers having outstanding at the time of purchase an issue of municipal bonds having one of the four highest ratings, or (ii) where, in the opinion of the Investment Manager, the unrated municipal securities are comparable in quality to those within the four highest ratings. However, Tax-Exempt Fund will not purchase an unrated municipal security (other than a security described in (i) above) if, after such purchase, more than 20 percent of the Fund's total assets would be invested in such unrated municipal securities.

     With respect to rated securities, there is no percentage limitation on the amount of the Fund's assets which may be invested in securities within any particular rating classification, but the Fund anticipates that it will invest no more than 25 percent of its total assets in securities rated Baa by Moody's or BBB by Standard & Poor's. A description of the ratings is contained in Appendix B to this Prospectus. Such securities have speculative characteristics as discussed under "Investment Methods and Risk Factors."

     If the Fund holds a security whose rating drops below Baa or BBB, the Investment Manager will reevaluate the credit risk presented by the security in light of current market conditions and determine whether to retain or dispose of such security. The Fund will not retain securities rated below Baa or BBB in an amount that exceeds 5 percent of its net assets.

     Tax-Exempt Fund invests primarily in municipal bonds with maturities greater than one year. It is expected that the Fund's average portfolio maturity under normal circumstances will be in the 15- to 25-year range. Tax-Exempt Fund also will invest for various purposes in short-term (maturity equal to or less than one year) securities which, to the extent practicable will be short-term municipal securities. Short-term investments may be made, pending investment of funds in municipal bonds, in order to maintain liquidity, to meet redemption requests, or to maintain a temporary "defensive" investment position when, in the opinion of the Investment Manager, it is advisable to do so on account of current or anticipated market conditions. Except when in a temporary defensive position, investments in short-term municipal securities will represent less than 20 percent of the Fund's total assets.

     From time to time, on a temporary basis, Tax-Exempt Fund may invest in fixed income obligations on which the interest is subject to federal income tax. Except when the Fund is in a temporary "defensive" investment position, it will not purchase a taxable security if, as a result, more than 20 percent of its total assets would be invested in taxable securities. This limitation is a fundamental policy of Tax-Exempt Fund, and may not be changed without a majority vote of the Fund's outstanding shares. Temporary taxable investments of the Fund may consist of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, commercial paper rated A-1 by S&P or Prime-1 by Moody's, corporate obligations rated AAA or AA by S&P or Aaa or Aa by Moody's, certificates of deposit or bankers' acceptances of domestic banks or thrifts with at least $2 billion in assets, or repurchase agreements with such banks or with broker-dealers.

     Tax-exempt interest on private activity bonds and exempt-interest dividends attributable to private activity bonds generally are treated as tax preference items for purposes of the alternative minimum tax. The Fund may purchase private activity bonds, such as industrial development bonds, when other bonds are not available and when the yield differential between private activity bonds and other municipal bonds justifies their purchase.

     From time to time, Tax-Exempt Fund may purchase municipal securities on a when-issued or delayed delivery basis. The Fund does not believe that its net asset value or income will be adversely affected by its purchase of

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                                       11
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SECURITY FUNDS
PROSPECTUS
================================================================================

municipal securities on a when-issued or delayed delivery basis. For further information regarding when-issued purchases, see "Investment Methods and Risk Factors" and the Funds' Statement of Additional Information.

     Tax-Exempt Fund may also purchase from banks or broker/dealers, municipal securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Such a right to resell is commonly known as a "put" and is also referred to as a "stand-by commitment" on the part of the seller. The price which Tax-Exempt Fund pays for the municipal securities with puts generally is higher than the price which otherwise would be paid for the municipal securities alone. The Fund uses puts for liquidity purposes in order to permit it to remain more fully invested in municipal securities than would otherwise be the case by providing a ready market for certain municipal securities in its portfolio at an acceptable price. The put generally is for a shorter term than the maturity of the municipal security and does not restrict in any way the Fund's ability to dispose of (or retain) the municipal security. In order to ensure that the interest on municipal securities subject to puts is tax-exempt to the Fund, it will limit its use of puts in accordance with current interpretations or rulings of the Internal Revenue Service. Because it is difficult to evaluate the likelihood of exercise or the potential benefit of a put, puts will be determined to have a "value" of zero, regardless of whether any direct or indirect consideration was paid. There is a risk that the seller of the put may not be able to repurchase the security upon exercise of the put by Tax-Exempt Fund. For further information regarding puts and stand-by commitments, see the Funds' Statement of Additional Information.

SECURITY CASH FUND

     The investment objective of Cash Fund is to seek as high a level of current income as is consistent with preservation of capital and liquidity. Cash Fund will attempt to achieve its objective by investing at least 95 percent of its total assets, measured at the time of investment, in a diversified portfolio of highest quality money market instruments. Cash Fund may also invest up to 5 percent of its total assets, measured at the time of investment, in money market instruments that are in the second-highest rating category for short-term debt obligations. Money market instruments in which the Fund may invest consist of the following:

     U.S. Government Securities -- Obligations issued or guaranteed (as to principal or interest) by the United States Government or its agencies (such as the Small Business Administration and Government National Mortgage Association) or instrumentalities (such as Federal Home Loan Banks and Federal Land Banks) and instruments fully collateralized with such obligations.

     Bank Obligations -- Obligations of banks or savings and loan associations that are members of the Federal Deposit Insurance Corporation and instruments fully collateralized with such obligations.

     Corporate Obligations -- Commercial paper issued by corporations and rated Prime-1 or Prime-2 by Moody's or A-1 or A-2 by S&P, or other corporate debt instruments rated Aaa or Aa or better by Moody's or AAA or AA or better by S&P, subject to the limitations on investment in instruments in the second-highest rating category, discussed below.

     Cash Fund may invest only in U.S. dollar denominated money market instruments that present minimal credit risk and, with respect to 95 percent of its total assets, measured at the time of investment, that are of the highest quality. The Investment Manager will determine whether a security presents minimal credit risk under procedures adopted by Cash Fund's Board of Directors. A security will be considered to be highest quality (1) if rated in the highest category, (e.g., Aaa or Prime-1 by Moody's or AAA or A-1 by S&P) by (i) any two nationally recognized statistical rating organizations ("NRSROs") or, (ii) if rated by only one NRSRO, by that NRSRO, and whose acquisition is approved or ratified by the Board of Directors; (2) if issued by an issuer that has short-term debt obligations of comparable maturity, priority, and security and that are rated in the highest rating category by (i) any two NRSROs or, (ii) if rated by only one NRSRO, by that NRSRO, and whose acquisition is approved or ratified by the Board of Directors; or (3) an unrated security that is of comparable quality to a security in the highest rating category as determined by the Investment Manager and whose acquisition is approved or ratified by the Board of Directors. With respect to 5 percent of its total assets, measured at the time of investment, Cash Fund may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations (e.g., rated Aa or Prime 2 by Moody's or AA or A-2 by S&P). A money market instrument will be considered to be in the second-highest rating category under the criteria described above with respect to investments considered highest quality, as applied to instruments in the second-highest rating category. See Appendix A to this Prospectus for a description of the principal types of securities and instruments in which Cash Fund will invest as well as a description of the above mentioned ratings.

     Cash Fund may not invest more than 5 percent of its total assets, measured at the time of investment, in the securities of any one issuer that are of the highest quality or more than the greater of 1 percent of its total assets or $1,000,000, measured at the time of investment, in securities of any one issuer that are in the second-highest rating category, except that these limitations shall not apply to U.S. Government securities. The Fund may exceed the 5 percent limitation for up to three business days after the purchase of the securities of any one issuer that are of the

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highest  quality,  provided that the Fund has  outstanding  at any time not more than one such investment. In the event that an instrument acquired by Cash Fund ceases to be of the quality that is eligible for the Fund, the Fund shall promptly dispose of the instrument in an orderly manner unless the Board of Directors determines that this would not be in the best interests of the Fund.

     Cash Fund will invest in money market instruments of varying maturities (but no longer than thirteen months) in an effort to earn as high a level of current income as is consistent with preservation of capital and liquidity. Cash Fund intends to maintain a dollar-weighted average maturity in its portfolio of not more than 90 days. The Fund seeks to maintain a stable net asset value of $1.00 per share, although there can be no assurance that it will be able to do so.

     Cash Fund may acquire one or more of the types of securities listed above subject to repurchase agreement. Not more than 10 percent of the Fund's total assets may be invested in illiquid assets, which include repurchase agreements with maturities of over seven days. Cash Fund may invest in instruments having rates of interest that are adjusted periodically according to a specified market rate for such investments ("Variable Rate Instruments"). The interest rate on a Variable Rate Instrument is ordinarily determined by reference to, or is a percentage of, an objective standard such as a bank's prime rate or the 91-day U.S. Treasury Bill rate. Generally, the changes in the interest rate on Variable Rate Instruments reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Cash Fund determines the maturity of Variable Rate Instruments in accordance with Rule 2a-7 under the Investment Company Act of 1940 which allows the Fund to consider the maturity date of such instruments to be the period remaining until the next readjustment of the interest rate rather than the maturity date on the face of the instrument.

     Cash Fund may acquire certain securities that are restricted as to disposition under the federal securities laws, provided that such securities are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933, and subject to the Fund's policy that not more than 10 percent of the Fund's total assets will be invested in illiquid assets. See "Investment Methods and Risk Factors" for a discussion of Rule 144A Securities.

INVESTMENT METHODS AND RISK FACTORS

     Some of the risk factors related to certain securities, instruments and techniques that may be used by one or more of the Funds are described in the "Investment Objective and Policies" section of this Prospectus and in the "Investment Objectives and Policies" and "Investment Policy Limitations" sections of the Funds' Statement of Additional Information. The following is a description of certain additional risk factors related to various securities, instruments and techniques. The risks so described only apply to those Funds which may invest in such securities and instruments or use such techniques. Also included is a general description of some of the investment instruments, techniques and methods which may be used by one or more of the Funds. The methods described only apply to those Funds which may use such methods.

INVESTMENT VEHICLES

     BAA OR BBB SECURITIES -- Certain of the Funds may invest in medium grade debt securities (debt securities rated Baa by Moody's or BBB by S&P at the time of purchase, or if unrated, of equivalent quality as determined by the
Investment Manager). Baa securities are considered to be "medium grade" obligations by Moody's and BBB is the lowest classification which is still considered an "investment grade" rating by S&P. Bonds rated Baa by Moody's or BBB by S&P have speculative characteristics and may be more susceptible than higher grade bonds to adverse economic conditions or other adverse circumstances which may result in a weakened capacity to make principal and interest payments. Corporate Bond, Limited Maturity Bond, Global Aggressive Bond and High Yield Funds may invest in higher yield debt securities in the lower rating (higher risk) categories of the recognized rating services (commonly referred to as "junk bonds"). See Appendix A to this Prospectus for a complete description of corporate bond ratings and see "Risks Associated with Lower-Rated Debt Securities (Junk Bonds)."

     U.S. GOVERNMENT SECURITIES -- Each of the Funds may invest in U.S. Government securities which include obligations issued or guaranteed (as to principal and interest) by the United States Government or its agencies (such as the Small Business Administration, the Federal Housing Administration, and Government National Mortgage Association), or instrumentalities (such as Federal Home Loan Banks and Federal Land Banks), and instruments fully collateralized with such obligations such as repurchase agreements. Some U.S. Government securities, such as Treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. Government National Mortgage Association (GNMA) certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed

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by the full faith and credit of the U.S.  Government.  Although U.S.  Government
securities   are   guaranteed   by  the  U.S.   Government,   its   agencies  or
instrumentalities, shares of the Funds are not so guaranteed in any way.

     SHARES OF OTHER INVESTMENT COMPANIES -- The Global Aggressive Bond Fund may invest in shares of other investment companies. A Fund's investment in shares of other investment companies may not exceed immediately after purchase 10 percent of the Fund's total assets and no more than 5 percent of its total assets may be invested in the shares of any one investment company. Investment in the shares of other investment companies has the effect of requiring shareholders to pay the operating expenses of two mutual funds.

     CONVERTIBLE SECURITIES AND WARRANTS -- Certain of the Funds may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants (generally two or more years).

     MORTGAGE BACKED SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS -- Certain of the Funds may invest in mortgage-backed securities (MBSs), including mortgage pass through securities and collateralized mortgage obligations (CMOs). MBSs include certain securities issued or guaranteed by the United States government or one of its agencies or instrumentalities, such as the Government National Mortgage Association (GNMA), Federal National Mortgage Association
(FNMA), or Federal Home Loan Mortgage Corporation (FHLMC); securities issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and securities issued by private issuers that represent an interest in or are collateralized by mortgage loans. A mortgage pass through security is a pro rata interest in a pool of mortgages where the cash flow generated from the mortgage collateral is passed through to the security holder. CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Certain of the Funds may invest in securities known as "inverse floating obligations," "residual interest bonds," and "interest only" (IO) and "principal only" (PO) bonds, the market values of which will generally be more volatile than the market values of most MBSs. An inverse floating obligation is a derivative adjustable rate security with interest rates that adjust or vary inversely to changes in market interest rates. The term "residual interest" bond is used generally to describe those instruments in collateral pools, such as CMOs, which receive any excess cash flow generated by the pool once all other bondholders and expenses have been paid. IOs and POs are created by separating the interest and principal payments generated by a pool of mortgage-backed bonds to create two classes of securities. Generally, one class receives interest only payments (IOs) and the other class principal only payments (POs). MBSs have been referred to as "derivatives" because the performance of MBSs is dependent upon and derived from underlying securities.

     Investment in MBSs poses several risks, including prepayment, market and credit risks. PREPAYMENT RISK reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages and the Fund may invest in CMOs which are subject to greater risk of prepayment. MARKET RISK reflects the chance that the price of the security may fluctuate over time. The price of MBSs may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of MBSs, and a fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. CREDIT RISK reflects the chance that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. Government-related entities are guaranteed by the agency or instrumentality, and some, such as GNMA certificates, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, are supported only by the credit of the instrumentality. Although securities issued by U.S. Government-related agencies are guaranteed by the U.S. Government, its agencies or instrumentalities, shares of the Fund are not so guaranteed in any way. The performance of private label MBSs, issued by private institutions, is based on the financial health of those institutions.

     ASSET-BACKED SECURITIES -- Certain of the Funds may also invest in "asset-backed securities." These include secured debt instruments backed by automobile loans, credit card loans, home equity loans, manufactured housing loans and other types of secured loans providing the source

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of both  principal and interest.  Asset-backed  securities  are subject to risks similar to those discussed above with respect to MBSs.

     WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES -- Certain of the Funds may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. The price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Funds will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. No income accrues on securities which have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery of the securities. If a Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. At the time a Fund enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities will be established and maintained with its custodian and will be marked to market daily. There is a risk that the securities may not be delivered and that the Fund may incur a loss.

     RESTRICTED SECURITIES (RULE 144A SECURITIES) -- Certain of the Funds may invest in restricted securities which are securities that are restricted as to disposition under the federal securities laws, provided that such securities are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933.

     The Global Aggressive Bond Fund and High Yield Fund may purchase restricted securities, including securities that are not eligible for resale pursuant to Rule 144A. These Funds may acquire such securities through private placement transactions, directly from the issuer or from security holders, generally at higher yields or on terms more favorable to investors than comparable publicly traded securities. However, the restrictions on resale of such securities may make it difficult for the Fund to dispose of such securities at the time considered most advantageous, and/or may involve expenses that would not be incurred in the sale of securities that were freely marketable. Risks associated with restricted securities include the potential obligation to pay all or part of the registration expenses in order to sell certain restricted securities. A considerable period of time may elapse between the time of the decision to sell a security and the time the Fund may be permitted to sell it under an effective registration statement. If, during a period, adverse conditions were to develop, the Fund might obtain a less favorable price than prevailing when it decided to sell.

     The Funds' Board of Directors is responsible for developing and establishing guidelines and procedures for determining the liquidity of Rule 144A securities. As permitted by Rule 144A, the Board of Directors has delegated this responsibility to the Investment Manager. In making the determination regarding the liquidity of Rule 144A securities, the Investment Manager will consider trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Investment Manager may consider: (1) the frequency of trades and quotes; (2) the number of dealers and potential purchasers; (3) dealer undertakings to make a market; and (4) the nature of the security and of the market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Investing in Rule 144A securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.

     SOVEREIGN DEBT. The Global Aggressive Bond Fund may invest in sovereign debt securities of emerging market governments, including Brady Bonds. The High Yield Fund may also invest in such securities provided they are denominated in U.S. dollars. Sovereign debt securities are those issued by emerging market governments that are traded in the markets of developed countries or groups of developed countries. Investments in such securities involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn the Fund's net asset value, to a greater extent than the volatility inherent in domestic fixed income securities. A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Emerging market governments could default on their sovereign debt. Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor's implementation of economic reforms and/or economic performance and the timely service of

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such  debtor's  obligations.  Failure to implement  such  reforms,  achieve such levels of economic performance or repay principal or interest when due, may result in the cancellation of such third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to timely service its debt.

     The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect the Fund's investments. Emerging markets are faced with social and political issues and some of them have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance governmental programs, and may have other adverse social, political and economic consequences. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. Although the Investment Manager, in the case of the High Yield Fund or the Sub-Adviser and MFR, in the case of the Global Aggressive Bond Fund, intend to manage the Funds in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Fund to suffer a loss of interest or principal on any of its holdings.

     In recent years, some of the emerging market countries in which the Global Aggressive Bond Fund expects to invest have encountered difficulties in servicing their sovereign debt obligations. Some of these countries have withheld payments of interest and/or principal of sovereign debt. These difficulties have also led to agreements to restructure external debt obligations -- in particular, commercial bank loans, typically by rescheduling principal payments, reducing interest rates and extending new credits to finance interest payments on existing debt. In the future, holders of emerging market sovereign debt securities may be requested to participate in similar rescheduling of such debt. Certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times certain emerging market countries have declared a moratorium on the payment of principal and interest on external debt; such a moratorium is currently in effect in certain emerging market countries. There is no bankruptcy proceeding by which a creditor may collect in whole or in part sovereign debt on which an emerging market government has defaulted.

     The ability of emerging market governments to make timely payments on their sovereign debt securities is likely to be influenced strongly by a country's balance of trade and its access to trade and other international credits. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of such commodities. Increased protectionism on the part of a country's trading partners could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any. To the extent that a country receives payment for its exports in currencies other than hard currencies, its ability to make hard currency payments could be affected.

     Investors should also be aware that certain sovereign debt instruments in which a Fund may invest involve great risk. As noted above, sovereign debt obligations issued by emerging market governments generally are deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's and S&P. Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such securities, with respect to which the issuer currently may not be paying interest or may be in payment default, may be comparable to securities rated D by S&P or C by Moody's. The Fund may have difficulty disposing of and valuing certain sovereign debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. Certain sovereign debt securities may be illiquid.

     BRADY BONDS. Certain of the Funds may invest in "Brady Bonds," which are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructuring under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Brady Bonds recently have been issued by the governments of Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Jordan, Mexico, Nigeria, The Philippines, Uruguay, Venezuela, Ecuador and Poland and are expected to be issued by other emerging market countries. Approximately $150 billion in principal amount of Brady Bonds has been issued to date. Fund investors should recognize that Brady Bonds have been issued only recently and, accordingly, do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the secondary market for Latin American debt. The Salomon Brothers Brady Bond Index provides a benchmark that can be used to compare returns of emerging market Brady Bonds with returns in other bond markets, e.g., the U.S. bond market.

     The Global Aggressive Bond Fund may invest in either collateralized or uncollateralized Brady Bonds in various currencies. The High Yield Fund may invest only in collateralized Brady Bonds, denominated in U.S. dollars.

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SECURITY FUNDS
PROSPECTUS
================================================================================

U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter.

     LOAN PARTICIPATIONS AND ASSIGNMENTS. The Global Aggressive Bond Fund and the High Yield Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a corporate or foreign entity and one or more financial institutions ("Lenders"). The majority of Global Aggressive Bond Fund's investments in Loans in emerging markets is expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan ("Loan Agreement"), nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation.

     In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Investment Manager, in the case of the High Yield Fund, or Sub-Adviser and MFR, in the case of the Global Aggressive Bond Fund, to be creditworthy. When the Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the borrower on the Loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

     The Fund may have difficulty disposing of Assignments and Participations. The liquidity of such securities is limited and the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the fund to assign a value to those securities for purposes of valuing the Fund's portfolio and calculating its net asset value.

     ZERO COUPON SECURITIES -- Global Aggressive Bond Fund and High Yield Fund may invest in certain zero coupon securities that are "stripped" U.S. Treasury notes and bonds. These Funds also may invest in zero coupon and other deep discount securities issued by foreign governments and domestic and foreign corporations, including certain Brady Bonds and other foreign debt and payment-in-kind securities. Zero coupon securities pay no interest to holders prior to maturity, and payment-in-kind securities pay interest in the form of additional securities. However, a portion of the original issue discount on zero coupon securities and the "interest" on payment-in-kind securities will be included in the investing Fund's income. Accordingly, for the Fund to qualify for tax treatment as a regulated investment company and to avoid certain taxes (see "Taxes" in the Statement of Additional Information), the Fund may be required to distribute an amount that is greater than the total amount of cash it actually receives. These distributions must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income-producing securities with cash used to make such distributions and its current income ultimately may be reduced as a result. Zero coupon and payment-in-kind securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest in cash.

     REPURCHASE AGREEMENTS, REVERSE REPURCHASE AGREEMENTS AND ROLL TRANSACTIONS -- Each of the Funds may enter into repurchase agreements. Repurchase agreements are transactions in which the purchaser buys a debt security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed upon price, date and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements are considered to be loans which must be fully collateralized including interest earned thereon during the entire term of the agreement. If the institution defaults on the repurchase agreement, the Fund will retain possession of the underlying securities. If bankruptcy proceedings are commenced with

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SECURITY FUNDS
PROSPECTUS
================================================================================

respect to the seller, realization on the collateral by the Fund may be delayed or limited and the Fund may incur additional costs. In such case, the Fund will be subject to risks associated with changes in market value of the collateral securities. The Fund intends to enter into repurchase agreements only with banks and broker/dealers believed to present minimal credit risks.

     The Global Aggressive Bond Fund and the High Yield Fund may also enter into reverse repurchase agreements with the same parties with whom they may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund would sell securities and agree to repurchase them at a particular price at a future date. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

     The Global Aggressive Bond Fund and the High Yield Fund also may enter into "dollar rolls," in which the Fund sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund would forego principal and interest paid on such securities. The Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. See "Investment Objectives and Policies" in the Statement of Additional Information.

INVESTMENT METHODS

     BORROWING -- Each of the Funds may borrow money from banks as a temporary measure for emergency purposes, or to facilitate redemption requests.

     From time to time, it may be advantageous for the Funds to borrow money rather than sell existing portfolio positions to meet redemption requests. Accordingly, the Funds may borrow from banks and the Global Aggressive Bond Fund and the High Yield Fund may borrow through reverse repurchase agreements and "roll" transactions, in connection with meeting requests for the redemption of Fund shares. High Yield Fund may borrow up to 33 1/3 percent; Limited Maturity Bond, Tax-Exempt and Cash Funds may each borrow up to 10 percent and Corporate Bond, U.S. Government and Global Aggressive Bond Funds may each borrow up to 5 percent of total Fund assets. To the extent that a Fund purchases securities while it has outstanding borrowings, it is using leverage, i.e., using borrowed funds for investment. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. It is not expected that Cash Fund would purchase securities while it had borrowings outstanding.

     OPTIONS, FUTURES AND FORWARD CURRENCY TRANSACTIONS -- In seeking to protect against interest rate changes and currency exchange rate changes that are adverse to its present or prospective positions, certain of the Funds may employ certain risk management practices involving the use of forward currency contracts and options contracts, futures contracts and options on futures contracts on U.S. and foreign government securities and currencies. The Funds also may enter into interest rate, currency and index swaps and purchase or sell related caps, floors and collars. The Fund's investment in derivative securities will be utilized for hedging purposes and not for speculation. See "Swaps, Caps, Floors and Collars" below. See also "Derivative Instruments: Options, Futures and Forward Currency Strategies" in the Statement of Additional Information. There can be no assurance that a Fund's risk management practices will succeed. Only a limited market, if any, currently exists for forward currency contracts and options and futures instruments relating to currencies of most emerging markets, to securities denominated in such currencies or to securities of issuers domiciled or principally engaged in business in such emerging markets. To the extent that such a market does not exist, the Fund may not be able to effectively hedge its investment in such emerging markets.

     To attempt to hedge against adverse movements in exchange rates between currencies, certain Funds may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. Such Funds may enter into forward currency contracts either with respect to specific transactions or with respect to its portfolio positions. For example, when a Fund anticipates making a purchase or sale of a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which a currency exchange transaction related to the purchase or sale will be made. Further, when it is anticipated that a particular currency may decline compared

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SECURITY FUNDS
PROSPECTUS
================================================================================

to the U.S. dollar or another currency, the Fund may enter into a forward contract to sell the currency expected to decline in an amount up to the value of the portfolio securities held by the Fund denominated in a foreign currency.

     In addition, certain Funds may purchase put and call options and write such options on a "covered" basis on securities that are traded on recognized securities exchanges and over-the-counter ("OTC") markets. The Fund will cause its custodian to segregate cash or liquid securities having a value sufficient to meet the Fund's obligations under the option. The Funds also may enter into interest rate futures contracts and purchase and write options to buy and sell such futures contracts, to the extent permitted under regulations of the Commodities Futures Trading Commission ("CFTC"). The Funds will not employ these practices for speculation; however, these practices may result in the loss of principal under certain conditions. In addition, certain provisions of the Internal Revenue Code of 1986, as amended ("Code"), limit the extent to which a Fund may enter into forward contracts or futures contracts or engage in options transactions. See "Taxes" in the Statement of Additional Information. Certain Funds also may purchase put or call options or futures contracts on currencies for the same purposes as it may use forward currency contracts.

     A Fund's use of forward currency contracts or options and futures transactions thereon, involve certain investment risks and transaction costs to which it might not otherwise be subject. These risks include: an inability to predict movements in exchange rates; imperfect correlation between movements in exchange rates and movements in the currency hedged; and the fact that the skills needed to effectively hedge against the Fund's currency risks are different from those needed to select the securities in which a Fund invests. The Fund also may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

     SWAPS, CAPS, FLOORS AND COLLARS -- Certain Funds may enter into interest rate, index and currency swaps, and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations as a technique for managing the portfolio's duration (i.e., the price sensitivity to changes in interest rates) or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Funds intend to use these transactions as hedges and not as speculative investments, and will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the Fund may be obligated to pay.

     Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the reference indices.

     The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

     AMERICAN DEPOSITARY RECEIPTS (ADRS) -- The High Yield Fund may invest in sponsored ADRs. ADRs are dollar-denominated receipts issued generally by U.S. banks and which represent the deposit with the bank of a foreign company's securities. ADRs are publicly traded on exchanges or over-the-counter in the United States. Investors should consider carefully the substantial risks involved in investing in securities issued by companies of foreign nations, which are in addition to the usual risks inherent in domestic investments. See "Foreign Investment Risks," below.

     LENDING OF PORTFOLIO SECURITIES -- Certain Funds may lend securities to broker-dealers, institutional investors, or other persons to earn income. The principal risk is the potential insolvency of the broker-dealer or other borrower. In this event, the Fund could experience delays in recovering its securities and possibly capital losses. Any loan will be continuously secured by collateral at least equal to the value of the security loaned. Such lending could result in delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

RISK FACTORS

     GENERAL RISK FACTORS -- Each Fund's net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions and, if applicable, its net currency exposure. The value of fixed income securities held by the Funds generally fluctuates inversely with interest rate movements. In other words, bond prices generally fall as interest rates rise and generally rise as interest rates fall. Longer term bonds held by the Funds are subject to greater interest rate risk. There is no assurance that any Fund will achieve its investment objective.

     FOREIGN INVESTMENT RISK -- Investment in foreign securities involves risks and considerations not present in domestic investments. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable

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SECURITY FUNDS
PROSPECTUS
================================================================================

to those applicable to U.S. companies. The securities of non-U.S. issuers generally are not registered with the SEC, nor are the issuers thereof usually subject to the SEC's reporting requirements. Accordingly, there may be less publicly available information about foreign securities and issuers than is available with respect to U.S. securities and issuers. A Fund's income and gains from foreign issuers may be subject to non-U.S. withholding or other taxes, thereby reducing their income and gains. In addition, with respect to some foreign countries, there is the increased possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect the investments of the Fund in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, rate of savings and capital reinvestment, resource self-sufficiency and balance of payments positions.

     CURRENCY RISK -- Since the Global Aggressive Bond Fund normally invests substantially in securities denominated in currencies other than the U.S. dollar, and since it may hold foreign currencies, the value of such securities will be affected favorably or unfavorably by exchange control regulations or changes in the exchange rates between such currencies and the U.S. dollar. Changes in currency exchange rates will influence the value of the Fund's shares, and also may affect the value of dividends and interest earned by the Fund and gains and losses realized by the Fund. Currencies generally are evaluated on the basis of fundamental economic criteria (e.g., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. The exchange rates between the U.S. dollar and other currencies are determined by supply and demand in the currency exchange markets, the international balance of payments, governmental intervention, speculation and other economic and political conditions.

     If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the security expressed in U.S. dollars.

     RISKS ASSOCIATED WITH INVESTMENT IN EMERGING MARKETS -- Certain of the Funds may invest in emerging markets. Because of the special risks associated with investing in emerging markets, an investment in a Fund making such investments should be considered speculative. Investors are strongly advised to consider carefully the special risks involved in emerging markets, which are in addition to the usual risks of investing in developed foreign markets around the world. Investing in emerging markets involves risks relating to potential political economic instability within such markets and the risks of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging market, the Fund could lose its entire investment in that market. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be affected adversely by economic conditions in the countries with which they trade.

     The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the United States and other major markets. There also may be a lower level of monitoring and regulation of emerging securities markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited. Investments may also be made in former communist countries. There is a possibility that these countries may revert to communism. In addition, brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States, particularly with respect to emerging markets. Such markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Fund to make intended securities purchases due to settlement problems could cause it to forego attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

     The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a Fund's portfolio securities in such markets may not be readily available. Section 22(e) of the

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1940 Act permits a registered  investment  company to suspend  redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly, when a Fund believes that appropriate circumstances warrant, it will promptly apply to the SEC for a determination that an emergency exists within the meaning of Section 22(e) of the 1940 Act. During the period commencing from a Fund's identification of such conditions until the date of SEC action, the portfolio securities of a Fund in the affected markets will be valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

     RISKS ASSOCIATED WITH LOWER-RATED DEBT SECURITIES (JUNK BONDS) -- Certain of the Funds may invest in higher yielding debt securities in the lower rating (higher risk) categories of the recognized rating services (commonly referred to as "junk bonds"). Debt rated BB, B, CCC, CC and C by S&P and rated Ba, B, Caa, Ca and C by Moody's, is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. For S&P, BB indicates the lowest degree of speculation and C the highest degree of speculation. For Moody's, Ba indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Similarly, debt rated Ba or BB and below is regarded by the relevant rating agency as speculative. Debt rated C by Moody's or S&P is the lowest quality debt that is not in default as to principal or interest and such issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Such securities are also generally considered to be subject to greater risk than higher quality securities with regard to a deterioration of general economic conditions. The Global Aggressive Bond Fund may invest in debt securities rated below C, which are in default as to principal and/or interest. Ratings of debt securities represent the rating agency's opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit quality in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates.

     The market value of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. Issuers of lower quality securities are often highly leveraged and may not have available to them more traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. Similarly, certain emerging market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as the World Bank and may not be able or willing to make principal and/or interest repayments as they come due. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

     Lower quality debt securities of corporate issuers frequently have call or buy-back features which would permit an issuer to call or repurchase the security from the Fund. If an issuer exercises these provisions in a declining interest rate market, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. In addition, the Fund may have difficulty disposing of lower quality securities because there may be a thin trading market for such securities. There may be no established retail secondary market for many of these securities, and the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market also may have an adverse impact on market prices of such instruments and may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the securities in the portfolio of the Fund.

     Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower quality securities, especially in a thinly traded market. The Global Aggressive Bond Fund and the High Yield Fund also may acquire lower quality debt securities during an initial underwriting or may acquire lower quality debt securities which are sold without registration under applicable securities laws. Such securities involve special considerations and risks.

     Factors having an adverse effect on the market value of lower rated securities or their equivalents purchased by the Fund will adversely impact net asset value of the Fund. See "Risk Factors" in the Statement of Additional Information. In addition to the foregoing, such factors may include: (i) potential adverse publicity; (ii) heightened sensitivity to general economic or political conditions; and (iii) the likely adverse impact of a major economic recession. The Fund

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SECURITY FUNDS
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also may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, and the Fund may have limited legal recourse in the event of a default. Debt securities issued by governments in emerging markets can differ from debt obligations issued by private entities in that remedies from defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore somewhat diminished. Political conditions, in terms of a government's willingness to meet the terms of its debt obligations, also are of considerable significance. There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in emerging markets in the event of default by the governments under commercial bank loan agreements.

     The Investment Manager and, with respect to the Global Aggressive Bond Fund, the Sub-Adviser and MFR, will attempt to minimize the speculative risks associated with investments in lower quality securities through credit analyses and by carefully monitoring current trends in interest rates, political developments and other factors. Nonetheless, investors should carefully review the investment objectives and policies of the Funds and consider their ability to assume the investment risks involved before making an investment in the Funds.

MANAGEMENT OF THE FUNDS

     The management of the Funds' business and affairs is the responsibility of the Board of Directors. Security Management Company, LLC (the "Investment Manager"), 700 Harrison Street, Topeka, Kansas, is responsible for selection and management of the Funds' portfolio investments. The Investment Manager is a limited liability company which is ultimately controlled by Security Benefit Life Insurance Company, a mutual life insurance company with over $15.5 billion of insurance in force. The Investment Manager also acts as investment adviser to Security Equity, Growth and Income, and Ultra Funds and SBL Fund. The Investment Manager currently manages approximately $3.5 billion in assets.

     The Investment Manager has engaged Lexington Management Corporation (the "Sub-Adviser"), Park 80 West Plaza Two, Saddle Brook, New Jersey 07663, to provide certain investment advisory services to Global Aggressive Bond Fund. The Sub-Adviser is a wholly-owned subsidiary of Lexington Global Asset Managers, Inc., a Delaware corporation with offices at Park 80 West, Plaza Two, Saddle Brook, New Jersey 07663. Descendants of Lunsford Richardson, Sr., their spouses, trusts and other related entities have a majority voting control of the outstanding shares of Lexington Global Asset Managers, Inc. The Sub-Adviser was established in 1938 and currently manages over $3.8 billion in assets.

     The Sub-Adviser has entered into a sub-advisory contract with MFR Advisors, Inc., ("MFR"), One World Financial Center, 200 Liberty Street, New York, New York 10281, under which MFR will provide the Global Aggressive Bond Fund with investment and economic research services. MFR currently acts as Sub-Adviser to the Lexington Ramirez Global Income Fund and also serves as an institutional manager for private clients. MFR is a subsidiary of Maria Fiorini Ramirez, Inc. ("Ramirez"), which was established in August of 1992 to provide global economic consulting, investment advisory and broker-dealer services. Ramirez is the successor firm to Maria Ramirez Capital Consultants, Inc. ("MRCC"). MRCC was formed in April 1990 as a subsidiary of John Hancock Freedom Securities Corporation and offered in-depth economic consulting services to clients.

     Subject to the supervision and direction of the Funds' Board of Directors, the Investment Manager, and, with respect to Global Aggressive Bond Fund, the Sub-Adviser and MFR, manage the Fund portfolios in accordance with each Fund's stated investment objective and policies and make all investment decisions. The Investment Manager has agreed that total annual expenses of the respective Funds (including for any fiscal year, the management fee, but excluding interest, taxes, brokerage commissions, extraordinary expenses and Class B distribution fees) shall not for the Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond and High Yield Funds exceed the level of expenses which the Funds are permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Fund are then qualified for sale and shall not for Tax-Exempt and Cash Funds exceed one percent of each Fund's average net assets for the year. The Investment Manager will contribute such funds to the Funds or waive such portion of its compensation as may be necessary to insure that such total annual expenses do not exceed any such limitation. As compensation for its management services, the Investment Manager receives on an annual basis, .5 percent of the average daily net assets of Corporate Bond, Limited Maturity Bond, U.S. Government, Tax-Exempt and Cash Funds; .6 percent of the average daily net assets of the High Yield Fund and .75 percent of the average daily net assets of Global Aggressive Bond Fund, computed on a daily basis and payable monthly. As compensation for the services provided to the Global Aggressive Bond Fund, the Investment Manager pays the Sub-Adviser, on an annual basis, a fee equal to .35 percent of the average daily net assets of such Fund, calculated daily and payable monthly. For the services provided by MFR, MFR receives from the Sub-Adviser, on an annual basis, a fee equal to .15 percent

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SECURITY FUNDS
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================================================================================

of the average daily net assets of the Global Aggressive Bond Fund, calculated daily and payable monthly.

     The Investment Manager also acts as the administrative agent for the Funds, and as such performs administrative functions, and the bookkeeping, accounting and pricing functions for the Funds. For this service the Investment Manager receives on an annual basis, a fee of .09 percent of the average daily net assets of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Tax-Exempt Funds and .045 percent of the average daily net assets of Cash and Global Aggressive Bond Funds, calculated daily and payable monthly. For the identified administrative services the Investment Manager also receives, with respect to the Global Aggressive Bond Fund, an annual fee equal to the greater of .10 percent of its average net assets or (i) $30,000 in the year ended April 29, 1996; (ii) $45,000 in the year ending April 29, 1997; and (iii) $60,000 thereafter. The Investment Manager also acts as the transfer agent and dividend disbursing agent for the Funds. The Investment Manager has arranged for the Sub-Adviser to provide certain administrative services to Global Aggressive Bond Fund including performing certain accounting and pricing functions. The Funds' expenses include fees paid to the Investment Manager as well as expenses of brokerage commissions, interest, taxes, Class B distribution fees and extraordinary expenses approved by the Board of Directors of the Funds.

     For the year ended December 31, 1995, the total expenses, as a percentage of average net assets, were 1.02 percent for Class A and 1.85 percent for Class B shares of Corporate Bond Fund; 1.11 percent for Class A and 1.87 percent for Class B shares of U.S. Government Fund; .86 percent for Class A and 2.00 percent for Class B shares of Tax-Exempt Fund; and 1.00 percent for Cash Fund. For the period January 17, 1995 (date of inception) to December 31, 1995 and the period June 1, 1995 (date of inception) to December 31, 1995, the total expenses were
 .84 percent for Class A shares and 1.71 percent for Class B shares of Limited Maturity Bond Fund and 2.00 percent for Class A shares and 2.75 percent for Class B shares of Global Aggressive Bond Fund, respectively. Expense information is not yet available for the High Yield Fund as it did not begin operations until August of 1996.


PROPOSED NEW ADVISORY AGREEMENTS FOR THE GLOBAL AGGRESSIVE BOND FUND

     The Board of Directors of Security Income Fund has approved (i) a new investment advisory agreement between MFR Advisors, Inc. ("MFR") and Security Income Fund and (ii) a new sub-advisory agreement between MFR and Lexington Management Corporation ("Lexington"). MFR and Lexington currently serve as sub-advisers of the Global Aggressive Bond Fund. The new agreements provide for MFR and Lexington to provide investment advisory and sub-advisory services, respectively, to the Global Aggressive Bond Fund. Security Management Company, LLC (the "Investment Manager") which currently serves as investment adviser to Global Aggressive Bond Fund proposed the new advisory agreements to the Board of Directors. The Board of Directors, including a majority of the disinterested directors of the Fund, approved the agreements at a meeting of the Board held on February 7, 1997. The stockholders will vote on approval of the proposed investment advisory and sub-advisory agreements at a special meeting of stockholders to be held April 28, 1997. If the stockholders approve the new investment advisory and sub-advisory agreements, the existing advisory and sub-advisory agreements will terminate effective May 1, 1997, and the proposed agreements will be in effect on that date. The terms of the new advisory and sub-advisory agreements are identical in all material respects to the existing agreements, including the investment management fee payable by the Fund under the agreements.

     Security Benefit Life Insurance Company ("SBL"), parent company of the Investment Manager, is negotiating with Maria Fiorini Ramirez, Inc. ("Ramirez"), which owns 100 percent of the outstanding common stock of MFR, to acquire stock rights that would enable SBL to acquire up to 100 percent of the ownership interest in MFR upon the exercise of those rights. Maria Fiorini Ramirez, an individual, owns 100 percent of the common stock of Ramirez.

     See "Management of the Funds" above for more information about the existing investment advisory and sub-advisory agreements.


PORTFOLIO MANAGEMENT

     Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield, Tax-Exempt and Cash Funds will be managed by the Fixed Income Team of the Investment Manager consisting of John Cleland, Chief Investment Strategist, Jane Tedder, Tom Swank, Steve Bowser, Barb Davison, Greg Hamilton and Elaine Miller. Greg Hamilton, Second Vice President of the Investment Manager, has had day-to-day responsibility for managing Corporate Bond, Limited Maturity Bond and Tax-Exempt Funds since January 1996. Steve Bowser, Assistant Vice President and Portfolio Manager of the Investment Manager, has had day-to-day responsibility for managing U.S. Government Fund since 1995. Tom Swank, Second Vice President and Portfolio Manager for the Investment Manager, has had day-to-day responsibility for managing the High Yield Fund since its inception in 1996.

     Mr. Hamilton has been in the investment field since 1983. He received his Bachelor of Arts degree in Business from Washburn University in 1984. Prior to joining Security Management Company in January of 1993, he was First Vice President, Treasurer and Portfolio Manager with Mercantile National Bank, Los Angeles, California, from 1990 to 1993.

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================================================================================

From 1986 to 1990, he was Managing Director of Consulting Services for Sendero Corporation, Scottsdale, Arizona. Prior to Sendero Corporation, he was employed as Fixed Income Research Analyst at Peoples Heritage Savings and Loan from 1983 to 1986.

     Mr. Bowser joined the Investment Manager in 1992. Prior to joining the Investment Manager, he was Assistant Vice President and Portfolio Manager with the Federal Home Loan Bank of Topeka from 1989 to 1992. He was employed at the Federal Reserve Bank of Kansas City in 1988 and began his career with the Farm Credit System from 1982 to 1987, serving as a Senior Financial Analyst and Assistant Controller. He graduated with a Bachelor of Science degree from Kansas State University in 1982.

     Tom Swank has over ten years of experience in the investment field. He is a Chartered Financial Analyst. Prior to joining the Investment Manager in 1992, he was an Investment Underwriter and Portfolio Manager for U.S. West Financial Services, Inc. from 1986 to 1992. From 1984 to 1986, he was a Commercial Credit Officer for United Bank of Denver. From 1982 to 1984, he was employed as a Bank Holding Company examiner for the Federal Reserve Bank of Kansas City - Denver Branch. Mr. Swank graduated from Miami University in Ohio with a Bachelor of Science degree in finance in 1982 and earned a Master of Business Administration degree from the University of Colorado.

     Global Aggressive Bond Fund is managed by an investment management team of the Sub-Adviser and MFR. Denis P. Jamison and Maria Fiorini Ramirez have been the lead managers since the Fund's inception in June 1995.

     Mr. Jamison, C.F.A., Senior Vice President, Director Fixed Income Strategy of the Sub-Adviser, is responsible for fixed-income portfolio management. He is a member of the New York Society of Security Analysts. Mr. Jamison has more than 20 years investment experience. Prior to joining the Sub-Adviser in 1981, Mr. Jamison spent nine years at Arnold Bernhard & Company, an investment counseling and financial services organization. At Bernhard, he was a Vice President supervising the security analyst staff and managing investment portfolios. He is a specialist in government, corporate and municipal bonds. Mr. Jamison is a graduate of the City College of New York with a B.A. in Economics.

     Maria Fiorini Ramirez, President and Chief Executive Officer of MFR, began her career as a credit analyst with American Express International Banking Corporation in 1968. In 1972, she moved to Banco Nazionale De Lavoro in New York. The following year, she started a ten year association with Merrill Lynch, serving as Vice President and Senior Money Market Economist. She joined Becker Paribas in 1984 as Vice President and Senior Money Market Economist before joining Drexel Burnham Lambert that same year as First Vice President and Money Market Economist. She was promoted to Managing Director of Drexel in 1986. From April 1990 to August 1992, Ms. Ramirez was the President and Chief Executive Officer of Maria Ramirez Capital Consultants, Inc., a subsidiary of John Hancock Freedom Securities Corporation. Ms. Ramirez established MFR in August 1992. She is known in international financial, banking and economic circles for her assessment of the interaction between global economic policy and political trends and their effect on investments. Ms. Ramirez holds a B.A. in Business Administration/ Economics from Pace University.

HOW TO PURCHASE SHARES

     As discussed below, shares of Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond, High Yield and Tax-Exempt Funds may be purchased with either a front-end or contingent deferred sales charge. Shares of Cash Fund are offered by the Fund without a sales charge. Each of the Funds reserves the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders.
     As a convenience to investors and to save operating expenses, the Funds do not issue certificates for Fund shares except upon written request by the stockholder.

CORPORATE BOND, LIMITED MATURITY BOND, U.S. GOVERNMENT, GLOBAL AGGRESSIVE BOND, HIGH YIELD AND TAX-EXEMPT FUNDS

     Security Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of Security Benefit Group, Inc., is principal underwriter for Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond, High Yield and Tax-Exempt Funds. Shares of these Funds may be purchased through authorized investment dealers. In addition, banks and other financial institutions that have an agreement with the Distributor may make shares of these Funds available to their customers. The minimum initial purchase must be $100 and subsequent purchases must be $100 unless made through an Accumulation Plan which allows subsequent purchases of $20.

     Orders for the purchase of shares of Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond, High Yield and Tax-Exempt Funds will be confirmed at an offering price equal to the net asset value per share next determined after receipt of the order in proper form by the Distributor (generally as of the close of the Exchange on that day) plus the sales charge in the case of Class A shares. Orders received by dealers or other firms prior to the close of the Exchange and received by the Distributor prior to the close of its business day will be confirmed at the offering price effective as of the close of the Exchange on that day.

     Orders for shares received by broker/dealers prior to that day's close of trading on the New York Stock Exchange and transmitted to the Fund prior to its close of business that day will receive the offering price equal to the net asset value per share computed at the close of trading on the

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SECURITY FUNDS
PROSPECTUS
================================================================================

Exchange on the same day plus, in the case of Class A shares, the sales charge. Orders received by broker/dealers after that day's close of trading on the Exchange and transmitted to the Fund prior to the close of business on the next business day will receive the next business day's offering price.

ALTERNATIVE PURCHASE OPTIONS

     Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond, High Yield and Tax-Exempt Funds offer two classes of shares:

     CLASS A SHARES - FRONT-END LOAD OPTION. Class A shares are sold with a sales charge at the time of purchase. Class A shares are not subject to a sales charge when they are redeemed (except that shares sold in an amount of $1,000,000 or more without a front-end sales charge will be subject to a contingent deferred sales charge for one year.) See Appendix C on page 41 for a discussion of possible reductions in the front-end sales charge.

     CLASS B SHARES - BACK-END LOAD OPTION. Class B shares are sold without a sales charge at the time of purchase, but are subject to a deferred sales charge if they are redeemed within five years of the date of purchase. Class B shares will automatically convert tax-free to Class A shares at the end of eight years after purchase.

     The decision as to which class is more beneficial to an investor depends on the amount and intended length of the investment. Investors who would rather pay the entire cost of distribution at the time of investment, rather than spreading such cost over time, might consider Class A shares. Other investors might consider Class B shares, in which case 100 percent of the purchase price is invested immediately, depending on the amount of the purchase and the intended length of investment. The Funds will not normally accept any purchase of Class B shares in the amount of $250,000 or more.

     Dealers or others receive different levels of compensation depending on which class of shares they sell.

CLASS A SHARES

     Class A shares of Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond, High Yield and Tax-Exempt Funds are offered at net asset value plus an initial sales charge as follows:

                                                 SALES CHARGE
                                 --------------------------------------------
  Amount of                       Applicable     Percentage of    Percentage
 Purchases at                    Percentage of    Net Amount      Reallowable
Offering Price                   Offering Price    Invested       to Dealers
------------------------------------------------------------------------------
Less than $50,000                    4.75%          4.99%            4.00%
$50,000 but less than $100,000       3.75%          3.90%            3.00%
$100,000 but less than $250,000      2.75%          2.83%            2.20%
$250,000 but less than $1,000,000    1.75%          1.78%            1.40%
$1,000,000 and over                  None           None          (See below)
------------------------------------------------------------------------------

     Purchases of Class A shares of the Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond, High Yield and Tax-Exempt Funds in amounts of $1,000,000 or more are made at net asset value (without a sales charge), but are subject to a contingent deferred sales charge of one percent in the event of redemption within one year following purchase. For a discussion of the contingent deferred sales charge, see "Calculation and Waiver of Contingent Deferred Sales Charges" on page 27.

     The Distributor will pay a commission to dealers on such purchases of $1,000,000 or more as follows: 1.00 percent on sales up to $5,000,000, plus .50 percent on sales of $5,000,000 or more up to $10,000,000 and .10 percent on any amount of $10,000,000 or more.

     The Investment Manager may, at its expense, pay a service fee to dealers who satisfy certain criteria established by the Investment Manager from time to time relating to the volume of their sales of Class A shares of Tax-Exempt Fund and certain other Security Funds during prior periods and certain other factors, including providing certain services to their clients who are stockholders of such Funds. Such services include assisting stockholders in changing account options or enrolling in specific plans, and providing stockholders with information regarding the Funds and related developments.

     Currently, service fees are paid on the aggregate value of accounts opened after July 31, 1990, in Security Tax-Exempt, Equity, Asset Allocation, Global, Ultra and Growth and Income Funds at the following annual rates: .25 percent of aggregate net asset value for amounts of $100,000 but less than $5 million and
 .30 percent for amounts of $5,000,000 or more.

SECURITY INCOME FUND'S CLASS A DISTRIBUTION PLAN

     In addition to the sales charge deducted from Class A shares at the time of purchase, each of Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond and High Yield Funds is authorized, under a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Class A Distribution Plan"), to use its assets to finance certain activities relating to the distribution of its shares to investors. This Plan permits payments to be made by these Funds to the Distributor, to finance various activities relating to the distribution of their

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Class A shares to  investors,  including,  but not  limited  to, the  payment of compensation (including incentive compensation to securities dealers and other financial institutions and organizations) to obtain various distribution-related and/or administrative services for the Funds.

     Under the Class A Distribution Plan, a monthly payment is made to the Distributor in an amount computed at an annual rate of .25 percent of the average daily net asset value of Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond and High Yield Funds' Class A shares. The distribution fee is charged to each Fund in proportion to the relative net assets of their Class A shares. The distribution fees collected may be used by Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond and High Yield Funds to finance joint distribution activities, for example joint advertisements, and the costs of such joint activities will be allocated among the Funds on a fair and equitable basis, including on the basis of the relative net assets of their Class A shares.

     The Class A Distribution Plan authorizes payment by the Class A shares of these Funds of the cost of preparing, printing and distributing prospectuses and Statements of Additional Information to prospective investors and of implementing and operating the Plan.

     In addition, compensation to securities dealers and others is paid from distribution fees at an annual rate of .25 percent of the average daily net asset value of Class A shares sold by such dealers and remaining outstanding on the Fund's books to obtain certain administrative services for the Funds' Class A stockholders. The services include, among other things, processing new stockholder account applications and serving as the primary source of information to customers in answering questions concerning the Funds and their transactions with the Funds. The Distributor is also authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond and High Yield Funds. Other promotional activities which may be financed pursuant to the Plan include (i) informational meetings concerning these Funds for registered representatives interested in selling shares of the Funds and (ii) bonuses or incentives offered to all or specified dealers on the basis of sales of a specified minimum dollar amount of Class A shares of these Funds by the registered representatives employed by such dealer(s). The expenses associated with the foregoing activities will include travel expenses, including lodging. Additional information may be obtained by referring to the Funds' Statement of Additional Information.

     Corporate Bond, Limited Maturity Bond, U.S.  Government,  Global Aggressive
Bond and High Yield Funds' Class A Distribution Plan may be terminated at any time by vote of the directors of Income Fund, who are not interested persons of the Fund as defined in the 1940 Act or by vote of a majority of the outstanding Class A shares. In the event the Class A Distribution Plan is terminated by the Funds' Class A stockholders or the Board of Directors, the payments made to the Distributor pursuant to the Plan up to that time would be retained by the Distributor. Any expenses incurred by the Distributor in excess of those payments would be absorbed by the Distributor.

CLASS B SHARES

     Class B shares of Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond, High Yield and Tax-Exempt Funds are offered at net asset value, without an initial sales charge. With certain exceptions, these Funds may impose a deferred sales charge on Class B shares redeemed within five years of the date of purchase. No deferred sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable. The deferred sales charge is retained by the Distributor.

     Whether a contingent deferred sales charge is imposed and the amount of the charge will depend on the number of years since the stockholder made a purchase payment from which an amount is being redeemed, according to the following schedule:

      YEAR SINCE         CONTINGENT DEFERRED
   PURCHASE WAS MADE         SALES CHARGE
      First                      5%
      Second                     4%
      Third                      3%
      Fourth                     3%
      Fifth                      2%
      Sixth and following        0%

     Class B shares (except shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares) will automatically convert on the eighth anniversary of the date such shares were purchased to Class A shares which are subject to a lower distribution fee. This automatic conversion of Class B shares will take place without imposition of a front-end sales charge or exchange fee. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificates to the Investment Manager.) All shares purchased through reinvestment of dividends and other distributions paid with respect to Class B shares ("reinvestment shares") will be considered to be held in a separate subaccount. Each time any Class B shares (other than those held in the subaccount) convert to Class A shares, a pro rata portion of the reinvestment shares held in the subaccount will also convert to Class A shares. Class B shares so converted will no longer be subject to the higher expenses borne by

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Class B shares.  Because the net asset value per share of the Class A shares may be higher or lower than that of the Class B shares at the time of conversion, although the dollar value will be the same, a stockholder may receive more or less Class A shares than the number of Class B shares converted. Under current law, it is the Funds' opinion that such a conversion will not constitute a taxable event under federal income tax law. In the event that this ceases to be the case, the Board of Directors will consider what action, if any, is appropriate and in the best interests of the Class B stockholders.

CLASS B DISTRIBUTION PLAN

     Each of Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond, High Yield and Tax-Exempt Funds bears some of the costs of selling its Class B shares under a Distribution Plan adopted with respect to its Class B shares ("Class B Distribution Plan") pursuant to Rule 12b-1 under the
Investment Company Act of 1940 ("1940 Act"). Each Fund's Plan provides for payments at an annual rate of 1.00 percent of the average daily net asset value of its Class B shares. Amounts paid by the Funds are currently used to pay dealers and other firms that make Class B shares available to their customers
(1) a commission at the time of purchase normally equal to 4.00 percent of the value of each share sold and (2) a service fee payable for the first year, initially, and for each year thereafter, quarterly, in an amount equal to .25 percent annually of the average daily net asset value of Class B shares sold by such dealers and other firms and remaining outstanding on the books of the Funds.

     NASD Rules limit the aggregate amount that each of the Funds may pay annually in distribution costs for the sale of its Class B shares to 6.25 percent of gross sales of Class B shares since the inception of the Distribution Plan, plus interest at the prime rate plus one percent on such amount (less any contingent deferred sales charges paid by Class B stockholders to the Distributor). The Distributor intends, but is not obligated, to continue to apply or accrue distribution charges incurred in connection with the Class B Distribution Plan which exceed current annual payments permitted to be received by the Distributor from the Funds. The Distributor intends to seek full payment of such charges from the Fund (together with annual interest thereon at the prime rate plus one percent) at such time in the future as, and to the extent that, payment thereof by the Funds would be within permitted limits.

     Each Fund's Class B Distribution Plan may be terminated at any time by vote of its directors who are not interested persons of the Fund as defined in the 1940 Act or by vote of a majority of the outstanding Class B shares. In the event the Class B Distribution Plan is terminated by the Class B stockholders or the Funds' Board of Directors, the payments made to the Distributor pursuant to the Plan up to that time would be retained by the Distributor. Any expenses incurred by the Distributor in excess of those payments would be absorbed by the Distributor. The Funds make no payments in connection with the sale of their Class B shares other than the distribution fee paid to the Distributor.

CALCULATION AND WAIVER OF CONTINGENT DEFERRED SALES CHARGES

     Any contingent deferred sales charge imposed upon redemption of Class A shares (purchased in an amount of $1,000,000 or more) and Class B shares is a percentage of the lesser of (1) the net asset value of the shares redeemed or
(2) the net cost of such shares. No contingent deferred sales charge is imposed upon redemption of amounts derived from (1) increases in the value above the net cost of such shares due to increases in the net asset value per share of the Fund; (2) shares acquired through reinvestment of income dividends and capital gain distributions; or (3) Class A shares (purchased in an amount of $1,000,000 or more) held for more than one year or Class B shares held for more than five years. Upon request for redemption, shares not subject to the contingent deferred sales charge will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed.

     The contingent deferred sales charge is waived: (1) following the death of a stockholder if redemption is made within one year after death; (2) upon the disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a stockholder prior to age 65 if redemption is made within one year after the disability, provided such disability occurred after the stockholder opened the account; (3) in connection with required minimum distributions in the case of an IRA, SAR-SEP or Keogh or any other retirement plan qualified under section 401(a), 401(k) or 403(b) of the Code; and (4) in the case of distributions from retirement plans qualified under section 401(a) or 401(k) of the Internal Revenue Code due to (i) returns of excess contributions to the plan, (ii) retirement of a participant in the plan, (iii) a loan from the plan (repayment of loans, however, will constitute new sales for purposes of assessing the contingent deferred sales charge, (iv) "financial hardship" of a participant in the plan, as that term is defined in Treasury Regulation section 1.401(k)1(d)(2), as amended from time to time, (v) termination of employment of a participant in the plan, (vi) any other permissible withdrawal under the terms of the plan. The contingent deferred sales charge will also be waived in the case of redemptions of Class B shares of the Funds pursuant to a systematic withdrawal program. See "Systematic Withdrawal Program," page 34 for details.

ARRANGEMENTS WITH BROKER-DEALERS AND OTHERS

     The Distributor, from time to time, will provide promotional incentives or pay a bonus to certain dealers

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whose  representatives  have sold or are expected to sell significant amounts of the Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond, High Yield and Tax-Exempt Funds and/or certain other Funds managed by the Investment Manager. Such promotional incentives will include payment for attendance (including travel and lodging expenses) by qualifying registered representatives (and members of their families) at sales seminars at luxury resorts within or outside the United States. Bonus compensation may include reallowance of the entire sales charge and may also include, with respect to Class A shares, an amount which exceeds the entire sales charge and, with respect to Class B shares, an amount which exceeds the maximum commission. The Distributor, or the Investment Manager, may also provide financial assistance to certain dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns, and/or shareholder services and programs regarding one or more of the funds managed by the Investment Manager. Certain of the promotional incentives or bonuses may be financed by payments to the Distributor under a Rule 12b-1 Distribution Plan. The payment of promotional incentives and/or bonuses will not change the price an investor will pay for shares or the amount that the Funds will receive from such sale. No compensation will be offered to the extent it is prohibited by the laws of any state or self-regulatory agency, such as the National Association of Securities Dealers, Inc. ("NASD"). A Dealer to whom substantially the entire sales charge on Class A shares is reallowed may be deemed to be an "underwriter" under federal securities laws.

     The Distributor also may pay banks and other financial services firms that facilitate transactions in shares of the Funds for their clients a transaction fee up to the level of the payments made allowable to dealers for the sale of such shares as described above. Banks currently are prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Funds' Board of Directors would consider what action, if any, would be appropriate.

     In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

     The Investment Manager or Distributor also may pay a marketing allowance to dealers who meet certain eligibility criteria. This allowance is paid with reference to new sales of shares of Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond, High Yield and Tax-Exempt Funds in a calendar year. To be eligible for this allowance in any given year, the dealer must sell a minimum of $2,000,000 of Class A and Class B shares during that year. The marketing allowance ranges from .15 percent to .75 percent of aggregate new sales depending upon the volume of shares sold. See the Funds' Statement of Additional Information for more detailed information about the marketing allowance.

CASH FUND

     Shares of Cash Fund are offered at net asset value next determined after an order is accepted. There is no sales charge or load. The minimum initial investment in Cash Fund is $100 for each account. Subsequent investments may be made in any amount of $20 or more. Cash Fund purchases may be made in any of the following ways:

1.   BY MAIL

     (a) A check or negotiable bank draft should be sent to:
         Security Cash Fund
         P.O. Box 2548
         Topeka, Kansas 66601

     (b) Make check or draft payable to "SECURITY CASH FUND."

     (c) For initial investment include a completed investment application found on page 43 of this prospectus.

2.   BY WIRE

     (a) Call the Fund to advise of the investment. The Fund will supply an account number at the time of the initial investment and provide instructions for having your bank wire federal funds.

     (b) Wire federal funds to:
         Bank IV of Topeka
         Security Distributors, Inc.
         Topeka, Kansas 66603
         Include investor's name and the Cash Fund account number.

     (c) For initial investment, send a completed investment application to the Fund at the above address.

3.   THROUGH BROKER/DEALERS

     Investors may, if they wish, invest in Cash Fund by purchasing shares through registered broker/dealers. Such broker/dealers who process orders on behalf of their customers may charge a fee for their services. Investments made directly without the assistance of a broker/dealer are without charge.

     Since Cash Fund invests in money market securities which require immediate payment in federal funds, monies received from the sales of its shares must be monies held by a commercial bank and be on deposit at one of the Federal Reserve Banks. A record date for each stockholder's investment is established each business day and used to distribute the following day's dividend. If federal funds are received prior to 2:00 p.m. (Central time) the investment will be made on that day and the investor will receive the following day's dividend. Federal funds received after 2:00 p.m. on any business day will not be invested until the following business day. The Fund will not be responsible for

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any delays in the wire  transfer  system.  All checks  are  accepted  subject to collection at full face value in United States funds and must be drawn in United States dollars on a United States bank.

     The Investment Manager may, at its expense, pay a service fee to dealers who satisfy certain criteria established by the Investment Manager from time to time relating to the volume of their sales of Cash Fund during prior periods and certain other factors, including providing certain services to their clients who are stockholders of the Fund. Currently, service fees are paid on the aggregate value of Cash Fund accounts opened after July 31, 1990, at the following annual rate: .25 percent of aggregate net asset value for amounts of $1,000,000 or more.

PURCHASES AT NET ASSET VALUE

     Class A shares of Corporate Bond, Limited Maturity Bond Fund, U.S. Government, Global Aggressive Bond, High Yield and Tax-Exempt Funds may be purchased at net asset value by (1) directors, officers and employees of the Funds, the Funds' Investment Manager or Distributor; directors, officers and employees of Security Benefit Life Insurance Company and its subsidiaries; agents licensed with Security Benefit Life Insurance Company; spouses or minor children of any such agents; as well as the following relatives of any such directors, officers and employees (and their spouses): spouses, grandparents, parents, children, grandchildren, siblings, nieces and nephews; (2) any trust, pension, profit sharing or other benefit plan established by any of the foregoing corporations for persons described above; (3) retirement plans where third party administrators of such plans have entered into certain arrangements with the Distributor or its affiliates provided that no commission is paid to dealers; and (4) officers, directors, partners or registered representatives (and their spouses and minor children) of broker/dealers who have a selling agreement with the Distributor. Such sales are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be transferred or resold except through redemption or repurchase by or on behalf of the Funds.

     Class A shares of Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond, High Yield and Tax-Exempt Funds may also be purchased at net asset value when the purchase is made on the recommendation of (i) a registered investment adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of the investor; or (ii) a certified financial planner or registered broker-dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management services, or provides such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" is imposed. The Distributor must be notified when a purchase is made that qualifies under this provision.

TRADING PRACTICES AND BROKERAGE

     The portfolio turnover rate for the Corporate Bond, U.S. Government and Tax-Exempt Funds, respectively, for the fiscal year ended December 31, 1995, was as follows: Corporate Bond Fund - 200 percent; U.S. Government Fund - 81 percent; and Tax-Exempt Fund - 103 percent. The annualized portfolio turnover rate for the Limited Maturity Bond Fund for the period January 17, 1995 (date of inception) to December 31, 1995, and the Global Aggressive Bond Fund for the period June 1, 1995 (date of inception) to December 31, 1995, was as follows:
Limited Maturity Bond - 4 percent; and Global Aggressive Bond - 127 percent. Portfolio turnover information is not yet available for the High Yield Fund as it did not begin operations until August of 1996. The Corporate Bond and Limited Maturity Bond Funds' portfolio turnover rate generally is expected to be less than 100 percent, and that of the U.S. Government and Global Aggressive Bond Funds may exceed 100 percent, but is not expected to do so. The portfolio turnover rate for the High Yield Fund may exceed 100 percent but it is generally not expected to exceed 150 percent. Higher portfolio turnover subjects a fund to increased brokerage costs and may, in some cases, have adverse tax effects on a fund or its stockholders.

     Cash Fund is expected to have a high portfolio turnover rate due to the short maturities of its portfolio securities; this should not, however, affect the Fund's income or net asset value since brokerage commissions are not normally paid in connection with the purchase or sale of money market instruments.

     Transactions in portfolio securities are effected in the manner deemed to be in the best interests of each Fund. In selecting a broker or dealer to execute a specific transaction, all relevant factors will be considered. Portfolio transactions may be directed to brokers who furnish investment information or research services to the Investment Manager or who sell shares of the Funds. The Investment Manager may, consistent with the NASD Rules of Fair Practice, consider sales of shares of the Fund in the selection of a broker.

     Securities held by the Funds may also be held by other investment advisory clients of the Investment Manager, including other investment companies, and by the Investment Manager's parent company, Security Benefit Life Insurance Company ("SBL"). Purchases or sales of the same security occurring on the same day (which may include orders from SBL) may be aggregated and executed as a single transaction, subject to the Investment Manager's obligation to seek best execution. Aggregated purchases or

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sales  are  generally  effected  at an  average  price  and on a pro rata  basis
(transaction costs will also be shared on a pro rata basis) in proportion to the amounts desired to be purchased or sold. See the Funds' Statement of Additional Information for a more detailed description of aggregated transactions.

HOW TO REDEEM SHARES

     A stockholder may redeem shares at the net asset value next determined after the time when such shares are tendered for redemption.

     Shares will be redeemed on request of the stockholder in proper order to the Funds' Investment Manager, Security Management Company, LLC, which serves as the Funds' transfer agent. A request is made in proper order by submitting the following items to the Investment Manager: (1) a written request for redemption signed by all registered owners exactly as the account is registered, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed; (2) a guarantee of all signatures on the written request or on the share certificate or accompanying stock power; (3) any share certificates issued for any of the shares to be redeemed; and (4) any additional documents which may be required by the Investment Manager for redemption by corporations or other organizations, executors, administrators, trustees, custodians or the like. Transfers of shares are subject to the same requirements. The signature guarantee must be provided by an eligible guarantor institution, such as a bank, broker, credit union, national securities exchange or savings association. A signature guarantee is not required for redemptions of $10,000 or less, requested by and payable to all stockholders of record for an account, to be sent to the address of record. The Investment Manager reserves the right to reject any signature guarantee pursuant to its written procedures which may be revised in the future. To avoid delay in redemption or transfer, stockholders having questions should contact the Investment Manager by calling 1-800-888-2461, extension 3127.

     The redemption price will be the net asset value of the shares next computed after the redemption request in proper order is received by the Investment Manager. In addition, stockholders of Cash Fund will receive any undistributed dividends, including any dividend declared on the day of the redemption. Payment of the amount due on redemption, less any applicable deferred sales charge, will be made by check, or by wire at the sole discretion of the Investment Manager, within seven days after receipt of the redemption request in proper order. If a wire transfer is requested, the Investment Manager must be provided with the name and address of the stockholder's bank as well as the account number to which payment is to be wired. Checks will be mailed to the stockholder's registered address (or as otherwise directed). Remittance by wire (to a commercial bank account in the same name(s) as the shares are registered), by certified or cashier's check, or by express mail, if requested, will be at a charge of $15, which will be deducted from the redemption proceeds.

     Cash Fund offers redemption by check and Corporate Bond, Limited Maturity Bond, U.S. Government and Tax-Exempt Funds offer redemption by check on Class A shares only. The Global Aggressive Bond Fund and the High Yield Fund do not offer checkwriting privileges. If blank checks are requested on the Checking Privilege Request Form, the Fund will make a supply available. Such checks for Corporate Bond, Limited Maturity Bond, U.S. Government and Tax-Exempt Funds may be drawn payable to the order of any payee (not to cash) in any amount of $250 or more, if the account value is $1,000 or more. Such checks for Cash Fund may be drawn in any amount of $100 or more. When a check is presented to the Fund for payment, it will redeem sufficient full and fractional shares to cover the check. Such shares will be redeemed at the price next calculated following receipt of any check which does not exceed the value of the account. The price of Fund shares fluctuates from day-to-day and the price at the time of redemption, by check or otherwise, may be less than the amount invested. Redemption by check is not available if any shares are held in certificate form or if shares being redeemed have not been on the Fund's books for at least 15 days. The availability of checkwriting privileges may encourage multiple redemptions on an account. Whenever multiple redemptions occur, the difficulty of monitoring the shareholder's cost basis in his or her investment increases.

     In addition to the foregoing redemption procedures, the Funds repurchase shares from broker/dealers at the price determined as of the close of business on the day such offer is confirmed. Dealers may charge a commission on the repurchase of shares.

     At various times, requests may be made to redeem shares for which good payment has not yet been received. Accordingly, payment of redemption proceeds may be delayed until such time as good payment has been collected for the purchase of the shares in question, which may take up to 15 days from the purchase date.

     Requests may also be made to redeem shares in an account for which the stockholder's tax identification number has not been provided. To the extent permitted by law, the redemption proceeds from such an account will be reduced by $50 to reimburse for the penalty imposed by the Internal Revenue Service for failure to report the tax identification number.

TELEPHONE REDEMPTIONS

     Stockholders may redeem uncertificated shares in amounts up to $10,000 by telephone request, provided that the stockholder has completed the Telephone Redemption section of the application or a Telephone Redemption form

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which may be obtained from the Investment  Manager.  The proceeds of a telephone redemption will be sent to the stockholder at his or her address as set forth in the application or in a subsequent written authorization with a signature guarantee. Once authorization has been received by the Investment Manager, a stockholder may redeem shares by calling the Funds at (800) 888-2461, extension 3127, on weekdays (except holidays) between the hours of 7:00 a.m. and 6:00 p.m. Central time. Redemption requests received by telephone after the close of the New York Stock Exchange (normally 3 p.m. Central time) will be treated as if received on the next business day. A stockholder who authorizes telephone redemptions authorizes the Investment Manager to act upon the instructions of any person identifying themselves as the owner of the account or the owner's broker. The Investment Manager has established procedures to confirm that instructions communicated by telephone are genuine and will be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. The Investment Manager's procedures require that any person requesting a telephone redemption provide the account registration and number and the owner's tax identification number, and such instructions must be received on a recorded line. Neither the Fund, the Investment Manager, nor the Distributor shall be liable for any loss, liability, cost or expense arising out of any telephone redemption request, provided the Investment Manager complied with its procedures. Thus, a stockholder who authorizes telephone redemptions may bear the risk of loss from a fraudulent or unauthorized request. The telephone redemption privilege may be changed or discontinued at any time by the Investment Manager or the Funds.

     During  periods  of  severe  market  or  economic   conditions,   telephone
redemptions  may  be  difficult  to  implement  and  stockholders   should  make
redemptions by mail as described in "How to Redeem Shares" on page 29.

DIVIDENDS AND TAXES

     It is the policy of Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield and Tax-Exempt Funds to pay dividends from net investment income monthly and for the Global Aggressive Bond Fund to pay dividends from net investment income quarterly. It is the policy of Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond, High Yield and Tax-Exempt Funds to distribute realized capital gains (if any) in excess of any capital losses and capital loss carryovers, at least once a year. Because Class A shares of Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond, High Yield and Tax-Exempt Funds bear most of the costs of distribution of such shares through payment of a front-end sales charge, while Class B shares of these Funds bear such costs through a higher distribution fee, expenses attributable to Class B shares, generally, will be higher and as a result, income distributions paid by these Funds with respect to Class B shares generally will be lower than those paid with respect to Class A shares. Any such dividend payment or capital gains distribution will result in a decrease of the net asset value of the shares in an amount equal to the payment or distribution. All dividends and distributions are automatically reinvested on the payable date in shares of the Funds at net asset value as of the record date (reduced by an amount equal to the amount of the dividend or distribution) unless the Investment Manager is previously notified in writing by the stockholder that such dividends or distributions are to be received in cash. A stockholder may also request that such dividends or distributions be directly deposited to the stockholder's bank account. Dividends or distributions paid with respect to Class A shares and received in cash may, within 30 days of the payment date, be reinvested without a sales charge.

     Each of Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond and High Yield Funds (series of Income Fund), is to be treated separately in determining the amounts of income and capital gains distributions. For this purpose, each series will reflect only the income and gains, net of losses, of that series.

     Certain requirements relating to the qualification of a Fund as a regulated investment company may limit the extent to which a Fund will be able to engage in certain investment practices, including transactions in options, futures contracts, forwards, swaps and other types of derivative securities transactions. In addition, if a Fund were unable to dispose of portfolio securities due to settlement problems relating to foreign investments or due to the holding of illiquid securities, the Fund's ability to qualify as a regulated investment company might be affected.

     Cash Fund's policy is to declare daily dividends of all of its net income each day the Fund is open for business, increased or decreased by any realized capital gains or losses. Such dividends are automatically credited to stockholder accounts. Unless stockholders elect to receive cash, they will receive such dividends in additional shares on the last business day of each month at the net asset value on that date. If cash payment of dividends is desired, investors may so indicate in the appropriate section of the Cash Fund application and checks will be mailed within five business days after the beginning of the month. Confirmation of Cash Fund dividends will be sent quarterly, and confirmations of purchases and redemptions will be sent monthly. The amount of dividends may fluctuate from day to day. If on any day net realized or unrealized losses on portfolio securities exceed Cash Fund's income for that day and results in a decline of net asset value per share below $1.00, the dividend for that day will be omitted until the net asset value per share subsequently returns to $1.00 per share.

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SECURITY FUNDS
PROSPECTUS
================================================================================

     The Funds will not pay dividends or distributions of less than $25 in cash but will automatically reinvest them.

     Each of the Funds intends to qualify as a "regulated investment company" under the Internal Revenue Code. Such qualification generally removes the liability for federal income taxes from the Fund, and makes federal income tax upon income and capital gains generated by a Fund's investments, the sole responsibility of its stockholders provided the Fund continues to so qualify and distributes all of its net investment income and net realized capital gain to its stockholders. Furthermore, the Funds generally will not be subject to excise taxes imposed on certain regulated investment companies provided that each Fund distributes 98 percent of its ordinary income and 98 percent of its net capital gain income each year.

     Tax-Exempt Fund intends to qualify to pay "exempt interest dividends" to its stockholders. Tax-Exempt Fund will be so qualified if, at the close of each quarter of its taxable year, at least 50 percent of the value of its total assets consists of securities on which the interest payments are exempt from federal tax. To the extent that Tax-Exempt Fund's dividends distributed to stockholders are derived from earnings on interest income exempt from federal tax and are designated as "exempt-interest dividends" by the Fund, they will be excludable from a stockholder's gross income for federal income tax purposes. The Fund will inform stockholders annually as to the portion of that year's distributions from the Fund which constituted "exempt-interest dividends." To the extent that Tax-Exempt Fund's dividends are derived from interest on its temporary taxable investments or from an excess of net short-term capital gain over net long-term capital loss, they are considered taxable ordinary income for federal income tax purposes. Such dividends do not qualify for the dividends-received deduction for corporations. Distributions by Tax-Exempt Fund, if any, of net long-term capital gains in excess of net short-term capital losses from the sale of securities are taxable to stockholders as long-term capital gain regardless of the length of time the stockholder has owned Fund shares. Furthermore, a loss realized by a stockholder on the redemption, sale or exchange of shares of Tax-Exempt Fund with respect to which exempt-interest dividends have been paid will be disallowed to the extent of the amount of such exempt-interest dividends if such shares have been held by the stockholder for six months or less.

     Distributions of net investment income and realized net short-term capital gain by Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond, High Yield and Cash Funds are taxable to stockholders as ordinary income whether received in cash or reinvested in additional shares. Distributions (designated by Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond and High Yield Funds as "capital gain dividends") of the excess, if any, of net long-term capital gains over net short-term capital losses are taxable to stockholders as long-term capital gain regardless of how long a stockholder has held the Fund's shares and regardless of whether received in cash or reinvested in additional shares. Since Cash Fund normally will not invest in securities having a maturity of more than one year, it should not realize any long-term capital gains or losses.

     At December 31, 1995, Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond and Tax-Exempt Funds, respectively, had accumulated net realized losses on sales of investments in the following amounts: $11,009,916, $23,055, $1,161,323, $2,410 and $1,534,211.

     Certain dividends declared in October, November or December of a calendar year are taxable to stockholders as though received on December 31 of that year if paid to stockholders during January of the following calendar year.

     Advice  as  to  each  year's  taxable  dividends  and   distributions,   if
applicable, will be mailed on or before January 31 of the following year. Stockholders should consult their tax adviser to determine the effect of federal, state and local tax consequences to them from an investment in the Funds.

     The Funds are required by law to withhold 31 percent of taxable dividends and distributions (including redemption proceeds) to stockholders who do not furnish their correct taxpayer identification numbers, or are otherwise subject to the backup withholding provisions of the Internal Revenue Code.

FOREIGN TAXES

     Investment income and gains received from sources within foreign countries may be subject to foreign income and other taxes. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 30 percent or more. The United States has entered into tax treaties with many foreign countries which entitle certain investors to a reduced tax rate (generally ten to fifteen percent) or to exemptions from tax. If applicable, the Funds will operate so as to qualify for such reduced tax rates or tax exemptions whenever possible. While stockholders of the Funds will indirectly bear the cost of any foreign tax withholding, they will not be able to claim foreign tax credit or deduction for taxes paid by the Funds.

DETERMINATION OF NET ASSET VALUE

     The net asset value per share of each Fund is determined as of the close of regular trading hours on the New York Stock Exchange (normally 3 p.m. Central time) on each day that the Exchange is open for trading. The

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SECURITY FUNDS
PROSPECTUS
================================================================================

determination is made by dividing the value of the portfolio securities of each Fund plus any cash or other assets, less all liabilities, by the number of shares outstanding of the Fund.

     Securities which are listed or traded on a national securities exchange are valued at the last sale price. If there are no sales on a particular day, then the securities are valued at the last bid price. All other securities for which market quotations are readily available are valued on the basis of the last current bid price. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or by the Investment Manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair market value.

     Valuations of Tax-Exempt Fund's municipal securities are supplied by a pricing service approved by the Board of Directors. Valuations furnished by the pricing service are based upon appraisals from recognized municipal securities dealers derived from information concerning market transactions and quotations. Securities for which market quotations are not readily available (which are expected to constitute the majority of Tax-Exempt Fund's portfolio securities) are valued by the pricing service considering such factors as yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications as to value from dealers, and general market conditions. The Fund's officers, under the general supervision of its Board of Directors, will regularly review procedures used by, and valuations provided by, the pricing service.

     U.S. Government Fund values U.S. Government securities at market value, if available. If market quotations are not available, the Fund will value securities, other than securities with 60 days or less to maturity as discussed below, at fair prices based on market quotations for securities of similar type, yield, quality and duration.

     The securities held by Cash Fund are valued on the basis of the amortized cost valuation technique which does not take into account unrealized gains or losses. The amortized cost valuation technique involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. A similar procedure may be used for valuing securities held by the U.S. Government and Tax-Exempt Funds having 60 days or less remaining to maturity, with the value of the security on the 61st day being used rather than cost.

     Because the expenses of distribution are borne by Class A shares of Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond, High Yield and Tax-Exempt Funds through a front-end sales charge and by Class B shares of such Funds through an ongoing distribution fee, the expenses attributable to each class of shares will differ, resulting in different net asset values. The net asset value of Class B shares will generally be lower than the net asset value of Class A shares as a result of the distribution fee charged to Class B shares. It is expected, however, that the net asset value per share will tend to converge immediately after the payment of dividends which will differ in amount for Class A and B shares by approximately the amount of the different distribution expenses attributable to Class A and B shares.

PERFORMANCE

     The Funds may, from time to time, include performance data in advertisements or reports to stockholders or prospective investors. Such performance data may include quotations of "yield" for each of the Funds, "effective yield" for Cash Fund, "taxable-equivalent yield" for Tax-Exempt Fund and "average annual total return" and "aggregate total return" for Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond, High Yield and Tax-Exempt Funds.

     For Cash Fund, yield is calculated by measuring the income generated by a hypothetical investment in the Fund over a seven-day period. This income is then annualized by assuming that the amount of income generated over the seven-day period is generated each week over a 52-week period and is shown as a percentage of the investment.

     Cash Fund's effective yield will be calculated similarly but, when annualized, income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

     With respect to Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond, High Yield and Tax-Exempt Funds, yield is based on the investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income per share by the maximum public offering price per share on the last day of the period.

     Tax-Exempt Fund's taxable-equivalent yield begins with that portion of the Fund's yield which is tax-exempt (determined using the same general formula used to calculate yield), which is then adjusted by an amount necessary to give the taxable yield equivalent to the tax-exempt yield at a stated income tax rate, and added to that portion of the Fund's yield, if any, which is not tax-exempt.

     Average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond, High Yield or Tax-Exempt Fund over periods of one, five and ten years (up to the life of the Fund). Such average annual total return figures will reflect the deduction of the

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SECURITY FUNDS
PROSPECTUS
================================================================================

maximum sales charge and a proportional share of Fund expenses on an annual basis, and will assume that all dividends and distributions are reinvested when paid.

     Aggregate total return will be calculated for any specified period by assuming a hypothetical investment in Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond, High Yield or Tax-Exempt Fund on the date of the commencement of the period and assuming that all dividends and distributions are reinvested when paid. The net increase or decrease in the value of the investment over the period will be divided by its beginning value to arrive at aggregate total return.

     In addition, total return may also be calculated for several consecutive one-year periods, expressing the total return as a percentage increase or decrease in the value of the investment for each year relative to the ending value for the previous year. Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond, High Yield and Tax-Exempt Funds may from time to time quote total return that does not reflect deduction of any applicable sales charge, which charges, if reflected, would reduce the total return quoted.

     Quotations of performance reflect only the performance of a hypothetical investment in a Fund during the particular time period on which the calculations are based. Such quotations for the Funds will vary based on changes in market conditions and the level of the Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     In connection with communicating performance to current or prospective stockholders, the Funds also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses. Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond, High Yield and Tax-Exempt Funds will include performance data for both Class A and Class B shares of the Funds in any advertisement or report including performance data of the Fund.

     For  a  more  detailed   description  of  the  methods  used  to  calculate
performance, see the Funds' Statement of Additional Information.

STOCKHOLDER SERVICES

ACCUMULATION PLAN

     An investor in Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond, High Yield or Tax-Exempt Fund may choose to begin a voluntary Accumulation Plan. This allows for an initial investment of $100 minimum and subsequent investments of $20 minimum at any time. An Accumulation Plan involves no obligation to make periodic investments and is terminable at will.

     Payments are made by sending a check to the Distributor who (acting as an agent for the dealer) will purchase whole and fractional Fund shares as of the close of business on such day as the payment is received. The investor will receive a confirmation and statement after each investment. Investors may choose to use "Secur-O-Matic" (automatic bank draft) to make their Fund purchases. There is no additional charge for choosing to use Secur-O-Matic. An application may be obtained by writing Security Distributors, Inc., 700 SW Harrison Street, Topeka, Kansas 66636-0001 or by calling (913) 295-3127 or (800) 888-2461, extension 3127.

SYSTEMATIC WITHDRAWAL PROGRAM

     Stockholders who wish to receive regular payments of $25 or more may establish a Systematic Withdrawal Program. Liquidation in this manner will only be allowed if shares with a current offering price of $5,000 or more are deposited with the Investment Manager, which will act as agent for the stockholder under the program. Payments are available on a monthly, quarterly, semiannual or annual basis. Shares are liquidated at net asset value. The stockholder will receive a confirmation following each transaction. The program may be terminated on written notice, or it will terminate automatically if all shares are liquidated or withdrawn from the account.

     A stockholder may establish a Systematic Withdrawal Program with respect to Class B shares without the imposition of any applicable contingent deferred sales charge, provided that such withdrawals do not in any 12-month period, beginning on the date the Program is established, exceed 10 percent of the value of the account on that date ("Free Systematic Withdrawals"). Free Systematic Withdrawals are not available if a Program established with respect to Class B shares provides for withdrawals in excess of 10 percent of the value of the account in any Program year and, as a result, all withdrawals under such a Program would be subject to any applicable contingent deferred sales charge. Free Systematic Withdrawals will be made first by redeeming those shares that are not subject to the contingent deferred sales charge and then by redeeming shares held the longest. The contingent deferred sales charge applicable to a redemption of Class B shares requested while Free Systematic Withdrawals are being made will be calculated as described under "Calculation and Waiver of Contingent Deferred Sales Charges," page 27. A Systematic Withdrawal form may be obtained from the Funds.

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SECURITY FUNDS
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================================================================================

EXCHANGE PRIVILEGE

     Stockholders who own shares of the Funds may exchange those shares for shares of another of the Funds, Security Growth and Income, Equity, Global, Asset Allocation or Ultra Funds. Exchanges may be made only in those states where shares of the fund into which an exchange is to be made are qualified for sale. No service fee is presently imposed on such an exchange. Class A and Class B shares of the Funds may be exchanged for Class A and Class B shares, respectively, of another fund or for shares of Cash Fund, which offers a single class of shares. Any applicable contingent deferred sales charge will be calculated from the date of the initial purchase without regard to the time shares were held in Cash Fund.

     For tax purposes, an exchange is a sale of shares which may result in a taxable gain or loss. Special rules may apply to determine the amount of gain or loss on an exchange occurring within ninety days after the exchanged shares were acquired.

     Exchanges of Class A shares from Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond, High Yield and Tax-Exempt Funds are made at net asset value without a front-end sales charge if (1) the shares have been owned for not less than 90 consecutive days prior to the exchange, (2) the shares were acquired pursuant to a prior exchange from a Security Fund which assessed a sales charge on the original purchase, or (3) the shares were acquired as a result of the reinvestment of dividends or capital gains distributions. Exchanges of Class A shares from Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond, High Yield and Tax-Exempt Funds, other than those described above, are made at net asset value plus the sales charge described in the prospectus of the other Security Fund being acquired, less the sales charge paid on the shares of these Funds at the time of original purchase.

     Because Cash Fund does not impose a sales charge or commission in connection with sales of its shares, any exchange of Cash Fund shares acquired through direct purchase or reinvestment of dividends will be based on the respective net asset values of the shares involved and a sales charge will be imposed equal to the sales charge that would be charged such stockholder if he or she were purchasing for cash.

     Stockholders should contact the Fund before requesting an exchange in order to ascertain whether any sales charges are applicable to the shares to be exchanged. In effecting the exchanges of Fund shares, the Investment Manager will first cause to be exchanged those shares which would not be subject to any sales charges.

     Exchanges are made upon receipt of a properly completed Exchange Authorization form. This privilege may be changed or discontinued at any time at the discretion of the management of the Funds upon 60 days' notice to stockholders. A current prospectus of the fund into which an exchange is made will be given to each stockholder exercising this privilege.

EXCHANGE BY TELEPHONE

     To exchange shares by telephone, a stockholder must hold shares in non-certificate form and must either have completed the Telephone Exchange section of the application or a Telephone Transfer Authorization form which may be obtained from the Investment Manager. Once authorization has been received by the Investment Manager, a stockholder may exchange shares by telephone by calling the Funds at (800) 888-2461, extension 3127, on weekdays (except holidays) between the hours of 7:00 a.m. and 6:00 p.m. Central time. Exchange requests received by telephone after the close of the New York Stock Exchange (normally 3 p.m. Central time) will be treated as if received on the next business day.

     A stockholder who authorizes telephone exchanges authorizes the Investment Manager to act upon the instructions of any person by telephone to exchange shares between any identically registered accounts with the Funds listed above. The Investment Manager has established procedures to confirm that instructions communicated by telephone are genuine and will be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. The Investment Manager's procedures require that any person requesting an exchange by telephone provide the account registration and number and the owner's tax identification number and such instructions must be received on a recorded line. Neither the Fund, the Investment Manager nor the Distributor will be liable for any loss, liability, cost or expense arising out of any request, including any fraudulent request, provided the Investment Manager complied with its procedures. Thus, a stockholder who authorizes telephone exchanges may bear the risk of loss from a fraudulent or unauthorized request.

     In periods of severe market or economic conditions, the telephone exchange of shares may be difficult to implement and stockholders should make exchanges by writing to Security Distributors, Inc., 700 Harrison Street, Topeka, Kansas 66636-0001. The telephone exchange privilege may be changed or discontinued at any time at the discretion of the management of the Funds.

RETIREMENT PLANS

     The Funds have available tax-qualified retirement plans for individuals, prototype plans for the self-employed, pension and profit sharing plans for corporations and custodial accounts for employees of public school systems and organizations meeting the requirements of Section 501(c)(3) of the Internal Revenue Code. Further information concerning these plans is contained in the Funds' Statement of Additional Information.

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GENERAL INFORMATION

ORGANIZATION

     The Articles of Incorporation of Income and Tax-Exempt Funds provide for the issuance of an indefinite number of shares of capital stock in one or more classes or series, and the Articles of Incorporation of Cash Fund provide for the issuance of an indefinite number of shares of capital stock in one or more series.

     Income Fund has authorized capital stock of $1.00 par value. Its shares are currently issued in five series, Corporate Bond Fund, Limited Maturity Bond Fund, Global Aggressive Bond Fund, U.S. Government Fund and High Yield Fund. The shares of each series represent a pro rata beneficial interest in that series' net assets and in the earnings and profits or losses derived from the investment of such assets.

     Tax-Exempt and Cash Funds have authorized capital stock of $0.10 par value per share.

     Each of the Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond, High Yield and Tax-Exempt Funds currently issues two classes of shares which participate proportionately based on their relative net asset values in dividends and distributions and have equal voting, liquidation and other rights except that (i) expenses related to the distribution of each class of shares or other expenses that the Board of Directors may designate as class expenses from time to time, are borne solely by each class; (ii) each class of shares has exclusive voting rights with respect to any Distribution Plan adopted for that class; (iii) each class has different exchange privileges; and (iv) each class has a different designation.

     When issued and paid for, each Fund's shares will be fully paid and nonassessable by the Funds. Shares may be exchanged as described above under "Exchange Privilege," but will have no other preference, conversion, exchange or preemptive rights. Shares are transferable, redeemable and assignable and have cumulative voting privileges for the election of directors.

     On certain matters, such as the election of directors, all shares of each series of Income Fund vote together, with each share having one vote. On other matters affecting a particular series, such as the Investment Advisory Contract or the fundamental investment policies, only shares of that series are entitled to vote, and a majority vote of the shares of that series is required for approval of the proposal.

     The Funds do not generally hold annual meetings of stockholders and will do so only when required by law. Stockholders may remove directors from office by votes cast in person or by proxy at a meeting of stockholders. Such a meeting will be called at the written request of the holders of 10 percent of a Fund's outstanding shares.

     Although each Fund offers only its own shares, it is possible one Fund might become liable for any misstatement, inaccuracy or incomplete disclosure in this prospectus relating to another of the Funds. The Board of Directors of the Funds has considered this risk and has approved the use of a combined prospectus.

STOCKHOLDER INQUIRIES

     Stockholders who have questions concerning their account or wish to obtain additional information may write to the Security Funds at 700 SW Harrison Street, Topeka, Kansas 66636-0001, or call (913) 295-3127 or 1-800-888-2461, extension 3127.

--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS                                                            APPENDIX A
================================================================================

APPENDIX A

DESCRIPTION OF SHORT-TERM INSTRUMENTS

     The types of instruments that will form the major part of Cash Fund's investments are described below:

     U.S. GOVERNMENT SECURITIES. Federal agency securities are debt obligations which principally result from lending programs of the U.S. Government. Housing and agriculture have traditionally been the principal beneficiaries of federal credit programs, and agencies involved in providing credit to agriculture and housing account for the bulk of the outstanding agency securities.

     Some U.S. Government securities, such as Treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

     U.S. Treasury bills are issued with maturities of any period up to one year. Three-month bills are currently offered by the Treasury on a 13-week cycle and are auctioned each week by the Treasury. Bills are issued in bearer form only and are sold only on a discount basis, and the difference between the purchase price and the maturity value (or the resale price if they are sold before maturity) constitutes the interest income for the investor.

     CERTIFICATES OF DEPOSIT. A certificate of deposit is a negotiable receipt issued by a bank or savings and loan association in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate.

     COMMERCIAL PAPER. Commercial paper is generally defined as unsecured short-term notes issued in bearer form by large well-known corporations and finance companies. Maturities on commercial paper range from a few days to nine months. Commercial paper is also sold on a discount basis.

     BANKER'S ACCEPTANCES. A banker's acceptance generally arises from a short-term credit arrangement designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

     A Prime rating is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this highest classification. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

     Commercial paper rated "A" by Standard & Poor's Corporation ("S&P") has the highest rating and is regarded as having the greatest capacity for timely payment. Commercial paper rated A-1 by S&P has the following characteristics:
(1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

     AAA -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present

--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS                                                APPENDIX A (CONTINUED)
================================================================================

which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     BAA  --  Bonds  which  are  rated  Baa  are   considered  as  medium  grade
obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     BA -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     CAA -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     CA -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other market shortcomings.

     C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     NOTE: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category. The modifier 2 indicates a mid-range ranking, and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S CORPORATION

     AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB, B, CCC, CC -- Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C -- The rating C is reserved for income bonds in which no interest is being paid. D -- Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

     NOTE: Standard & Poor's ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS                                                           APPENDIX B
================================================================================

APPENDIX B

DESCRIPTION OF MUNICIPAL BOND RATINGS

     The following are summaries of the ratings used by Moody's and Standard & Poor's applicable to permitted investments of Tax-Exempt Fund:

MOODY'S INVESTORS SERVICE, INC.*

     AAA -- Municipal bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA -- Municipal bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Municipal bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     BAA  --  Bonds  which  are  rated  Baa  are   considered  as  medium  grade
obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     NOTE: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. Although Industrial Revenue Bonds and Environmental Control Revenue Bonds are tax-exempt issues, they are included in the corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category. The modifier 2 indicates a mid-range ranking, and modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Moody's does not apply numerical modifiers other than Aa1, A1 and Baa1 in its municipal bond rating system, which offer the maximum security within the Aa, A and Baa groups, respectively.

STANDARD & POOR'S CORPORATION**

     AAA -- Municipal bonds rated AAA are highest grade obligations. They possess the ultimate degree of protection as to principal and interest.

     AA -- Municipal bonds rated AA also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in small degree.

     A -- Municipal bonds rated A are regarded as upper medium grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions.
Interest and principal are regarded as safe.

     BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

     NOTE: Standard & Poor's ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

RATINGS OF SHORT-TERM SECURITIES

MOODY'S INVESTORS SERVICE

     The following ratings apply to short-term municipal notes and loans:

     MIG 1 -- Loans bearing this designation are of the best quality, enjoying strong protection from established cash flows for their servicing or from established and broadbased access to the market for refinancing, or both.

     MIG 2 -- Loans bearing this designation are of high quality with margins of protection ample although not so large as in the preceding group.

     The following ratings apply to both commercial paper and municipal paper:

     PRIME-1: Issuers receiving this rating have a superior capacity for repayment of short-term promissory obligations.

     PRIME-2: Issuers receiving this rating have a strong capacity for repayment of short-term promissory obligations.

STANDARD & POOR'S CORPORATION

     The following ratings apply to short-term municipal notes:

     AAA: This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to repay principal and pay interest.

     AA: Notes rated AA have a very strong capacity to repay principal and pay interest and differ from AAA issues only in small degree.

     The following ratings apply both to commercial paper and municipal paper:

     A-1: This designation indicates that the degree of safety regarding timely payment is very strong.

     A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS                                                APPENDIX B (CONTINUED)
================================================================================

* Moody's Investors Service, Inc. rates bonds of issuers which have $600,000 or more of debt, except bonds of educational institutions, projects under construction, enterprises without established earnings records and situations where current financial data is unavailable.

** Standard & Poor's Corporation rates all governmental bodies having $1,000,000 or more of debt outstanding unless adequate information is not available.

--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS                                                           APPENDIX C
================================================================================

APPENDIX C

REDUCED SALES CHARGES
CLASS A SHARES

     Initial sales charges may be reduced or eliminated for persons or organizations purchasing Class A shares of the Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond, High Yield and Tax-Exempt Funds alone or in combination with Class A shares of certain other Security Funds.

     For purposes of qualifying for reduced sales charges on purchases made pursuant to Rights of Accumulation or a Statement of Intention (also referred to as a "Letter of Intent"), the term "Purchaser" includes the following persons: an individual; an individual, his or her spouse and children under the age of 21; a trustee or other fiduciary of a single trust estate or single fiduciary account established for their benefit; an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Internal Revenue Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Internal Revenue Code.

RIGHTS OF ACCUMULATION

     To reduce sales charges on purchases of Class A shares of Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond, High Yield or Tax-Exempt Fund, a Purchaser may combine all previous purchases of the Fund with a contemplated current purchase and receive the reduced applicable front end sales charge. The Distributor must be notified when a sale takes place which might qualify for the reduced charge on the basis of previous purchases.

     Rights of accumulation also apply to purchases representing a combination of the Class A shares of Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond, High Yield, Tax-Exempt, Growth and Income, Equity, Global, Asset Allocation or Ultra Fund in those states where shares of the Fund being purchased are qualified for sale.

STATEMENT OF INTENTION

     A Purchaser of Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond, High Yield or Tax-Exempt Fund may choose to sign a Statement of Intention within 90 days after the first purchase to be included thereunder, which will cover future purchases of Class A shares of those Funds, Security Equity, Global, Asset Allocation, Growth and Income or Ultra Fund. The amount of these future purchases shall be specified and must be made within a 13-month period (or 36-month period for purchases of $1 million or more) to become eligible for the reduced front-end sales charge applicable to the actual amount purchased under the statement. Five percent (5%) of the amount specified in the Statement of Intention will be held in escrow shares until the Statement is completed or terminated. These shares may be redeemed by the Fund if the Purchaser is required to pay additional sales charges. Any dividends paid by the Fund will be payable with respect to escrow shares. The Purchaser bears the risk that the escrow shares may decrease in value.

     A Statement of Intention may be revised during the 13-month (or, if applicable, 36-month) period. Additional shares received from reinvestment of income dividends and capital gains distributions are included in the total amount used to determine reduced sales charges.

REINSTATEMENT PRIVILEGE

     Stockholders who redeem their Class A shares of Corporate Bond, Limited Maturity Bond, U.S. Government, Global Aggressive Bond, High Yield or Tax-Exempt Fund have a one-time privilege (1) to reinstate their accounts by purchasing shares without a sales charge up to the dollar amount of the redemption proceeds; or (2) to the extent the redeemed shares would have been eligible for the exchange privilege, to purchase shares of another of the Funds, Security Growth and Income, Equity, Global, Asset Allocation, or Ultra Fund, without a sales charge up to the dollar amount of the redemption proceeds. To exercise this privilege, a stockholder must provide written notice and the amount to be reinvested to the Fund within 30 days after the redemption request.

     The reinstatement or exchange will be made at the net asset value next determined after the reinvestment is received by the Fund.

--------------------------------------------------------------------------------

                       THIS PAGE LEFT BLANK INTENTIONALLY
--------------------------------------------------------------------------------

SECURITY FUNDS
SECURITY CASH FUND APPLICATION
================================================================================

For IRA/KEOGH/Corporate Plans, complete this Application along with other plan documents.
MAIL APPLICATION TO: Security Cash Fund, P.O. Box 2548, Topeka, KS 66601
--------------------------------------------------------------------------------
INITIAL INVESTMENT (CHECK ONE BOX)
[ ] Enclosed is my check for $               made payable to Security Cash Fund.
                              --------------
[ ] On                 I/we wired $                through
       ---------------             ---------------         ---------------------
            Date                                               Name of Bank

MINIMUM $100
                              for Fund account number
-----------------------------                          -------------------------
  City            State

SUBSEQUENT INVESTMENTS OF $20 CAN BE MADE AT ANY TIME

When investing by wire, call the Fund to advise of the investment. The Fund will supply a control number for initial investment. Wire federal funds to Bank IV of Topeka, Trust Department, Topeka, Kansas.
          Attn:
               ----------------------------------------------------------
                      (Include investor's name and account number)
--------------------------------------------------------------------------------
DIVIDENDS (CHECK ONE BOX)

[ ] Reinvest automatically all daily dividends and other distributions.
[ ] Cash payment of all dividends each month and send proceeds to investor.
--------------------------------------------------------------------------------
CHECKING ACCOUNT PRIVILEGE

[ ] Please send a  supply  of checks permitting  me/us to redeem  shares in this account by writing checks for $100 or more made payable to any person. COMPLETE SIGNATURE CARD ON REVERSE SIDE. Allow three weeks for delivery of check supply.
--------------------------------------------------------------------------------
SPECIAL OPTIONS (CHECK APPLICABLE BOXES)

[ ] Telephone Exchange
[ ] Telephone Redemption

By checking the applicable boxes and signing this Application, Applicant authorizes the Investment Manager to honor any telephone request for the exchange and/or redemption of Fund shares (maximum telephone redemption is $10,000), subject to the terms of the Fund's prospectus. The Investment Manager has established reasonable procedures to confirm that instructions communicated by telephone are genuine and may be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. The procedures require that any person requesting a telephone redemption or exchange provide the account registration and number and owner's tax identification number and such request must be received on a recorded line.

THE AUTHORIZATION ON REVERSE SIDE FOR CORPORATION, PARTNERSHIP, TRUST, ETC., MUST BE COMPLETED AND RETURNED WITH THIS FORM.
--------------------------------------------------------------------------------
[ ] Systematic Withdrawal Program (Minimum account $5,000)
    Beginning                        , 19        , you are hereby authorized and
              -----------------------     -------
    instructed to send a check for $
                                    -----------------------
    (minimum $25) drawn on approximately [ ] 11th day [ ] 26th day of the month. Draw payment [ ]monthly [ ]quarterly [ ]semianually [ ]annually
--------------------------------------------------------------------------------
ACCOUNT REGISTRATION (PLEASE PRINT)

[ ] Individual
[ ] Corporate
[ ] Non-Profit
[ ] Profit-Sharing

----------------------------------------------  --------------------------------
First             Middle               Last     Owner's Taxpayer Identification
                                                No. or Social Security No.
----------------------------------------------
First             Middle               Last
                                                Industry Type
----------------------------------------------                ------------------
Name of Corporation, Trust, Partnership, etc.       (Farming, Mgf., Sales, etc.)
                                                Telephone
                                                Business (   )
----------------------------------------------                 -----------------
Street Address

                                                Home     (   )
----------------------------------------------                 -----------------
City              State                Zip
If address is outside U.S. please indicate if U.S. Citizen [ ] Yes [ ] No
--------------------------------------------------------------------------------
TAX WITHHOLDING

TAXPAYER IDENTIFICATION CERTIFICATION: Under the penalties of perjury, I (1) certify that the number provided on this form is my correct taxpayer identification number and (2),* that I am not subject to backup withholding either because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified me that I am no longer subject to backup withholding.

*The owner must strike out the language certifying that they are not subject to backup withholding due to notified underreporting IF THE INTERNAL REVENUE SERVICE NOTIFIED THEM THAT THEY ARE SUBJECT TO BACKUP WITHHOLDING, and they have not received notice from the service advising that backup withholding has terminated.
--------------------------------------------------------------------------------
SIGNATURE(S) OF APPLICANTS

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications to avoid backup withholding.


-------------------------------------------  -----------------------------------
Owner                                        Joint Owner

-------------------------------------------  -----------------------------------
Corporate Officer, Trustee, etc.             Title
Date                                         In case of joint ownership, both
    ---------------------------------------  must sign. If no form of ownership is designated, then it will be
INVESTMENT DEALER                            assumed the ownership is "as
                                             joint tenants, with right of
-------------------------------------------  survivorship, and not as tenants
Name of Firm                                 in common."

-------------------------------------------  -----------------------------------
Street                                       Dealer Authorized

-------------------------------------------  -----------------------------------
City            State                Zip     Account Representative

--------------------------------------------------------------------------------

SECURITY FUNDS
SECURITY CASH FUND APPLICATION (CONTINUED)
================================================================================

Checking Account Privilege - If you have elected this option, the following card must be completed. This card is similar to one which must be signed when opening any checking account. All joint owners named in the account registration must sign this card. Names must be signed exactly as they appear in the account registration. All persons eligible to sign checks for corporate accounts, partnerships, trusts, etc. must sign this card.
--------------------------------------------------------------------------------
The payment of funds on the conditions set forth below and on the reverse side is authorized by the signature(s) appearing on the signature card. Security Management Company, LLC, the Fund's Transfer Agent, is hereby appointed agent by the person(s) signing this card and will cause the Fund to redeem a sufficient number of shares from the account to cover checks presented for payment without requiring signature guarantees. The Fund and its agents will not be liable for any loss, expense or cost arising out of check redemptions or checks returned without payment. SHARES OUTSTANDING IN THE ACCOUNT FOR LESS THAN 15 DAYS WILL NOT BE LIQUIDATED TO PAY CHECKS PRESENTED UNLESS THE TRANSFER AGENT IS ASSURED THAT GOOD PAYMENT HAS BEEN COLLECTED THROUGH NORMAL BANKING CHANNELS. The Transfer Agent has the right not to honor checks that are for less than $100 or checks in an amount exceeding the value of the account at the time the check is presented for payment. This privilege is subject to the provisions of the current prospectus of the Fund as amended from time to time. This agreement may be modified or terminated at any time by the Fund or the Transfer Agent upon notification mailed to the shareholder's address of record.
--------------------------------------------------------------------------------
SECURITY CASH FUND SIGNATURE CARD
--------------------------------------------------------------------------------

                                     -------------------------------------------
                                     Account Number
Authorized Signatures:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[ ] Check here if two signatures are required on checks
[ ] Check here if only one signature required on checks.

In signing this card each signatory agrees to be subject to the customary rules and regulations governing checking accounts and to the conditions set forth on the reverse side. If the Checking Account Privilege is established after the opening of the account, or if any change is made in the above information, all signatures will have to be guaranteed.
--------------------------------------------------------------------------------

                          AUTHORIZATION FOR REDEMPTION

CORPORATE RESOLUTION

I,                                        , duly elected and acting Secretary of
   ---------------------------------------
                                                                 , a corporation
-----------------------------------------------------------------
organized and existing under the laws of
                                         --------------------------------------,
certify that the following resolution is a true and correct copy of the resolution adopted by the Board of Directors at its regular meeting held on
                                              , which resolution is currently in
----------------------------------------------
full force and effect:

RESOLVED, That the below named individual(s) of this corporation are hereby authorized to give notice, instructions, complete necessary forms, execute withdrawals, and to transact any other business necessary on this corporation's account invested in shares of Security Cash Fund. FURTHER RESOLVED, That this corporation assumes entire responsibility for, and agrees to indemnify and hold harmless Security Cash Fund and/or its agents against any and all claims, liabilities, damages, actions, charges and expense sustained by action of the below named individual(s).

---------------------------------------  ---------------------------------------
(Print or type) Name and Title           Signature(s)

---------------------------------------  ---------------------------------------

--------------------------------------------------------------------------------
IN WITNESS WHEREOF, I hereunto set my
hand and the seal of this corporation
this        day of             , 19
     ------        ------------    ----.
(CORPORATE SEAL)                         SECRETARY
                                                   -----------------------------
--------------------------------------------------------------------------------
AUTHORIZATION FOR PARTNERSHIP, TRUST, OR RETIREMENT PLAN

We,  the  undersigned,  being the  principal  partners  or the  trustees  of the

--------------------------------------------------------------------------------
                          (Partnership or Trust/Plan)
hereby state that we are authorized to invest the assets of the partnership or trust/plan in Security Cash Fund. We also agree that

--------------------------------------------------------------------------------
or -----------------------------------------------------------------------------

have individual authority to purchase, sell, assign, and transfer securities and to sign checks issuable by the partnership or the trust/plan redeeming shares of the Fund. We further state that this individual authority shall continue to be honored until revoked by written notice from either of us and is received by the Transfer Agent (Security Management Company, LLC). By signing this authorization, we agree that Security Cash Fund, Security Management Company, LLC, and Security Distributors, Inc., shall be indemnified and held harmless from any loss, damage, cost or claim that may arise from any authorized or unauthorized use of the assets or checks of the partnership or trust/plan in connection with the holdings of the Fund.

---------------------------------------  ---------------------------------------
Print or type name                       Signature(s)
--------------------------------------------------------------------------------
                                         SIGNATURE GUARANTEED BY

--------------------------------------------------------------------------------

SECURITY FUNDS
APPLICATION

1. ACCOUNT REGISTRATION (THE OWNER(S) MUST COMPLETE SECTION 10 "CERTIFICATION AND SIGNATURE" TO ESTABLISH AN ACCOUNT.)

I hereby authorize the establishment of the account marked below and acknowledge receipt of the Fund's current prospectus. Check is enclosed for
$                   (minimum $100)  payable  to  SECURITY DISTRIBUTORS, INC.  as
 ------------------
an initial investment. I am of legal age in the state of my residence and wish to purchase shares of the Fund indicated below. By the execution of this application, the undersigned represents and warrants that the investor has full right, power and authority to make this investment and the undersigned is duly authorized to sign this application and to purchase or redeem shares of the Fund on behalf of the investor. No stock certificate is to be issued unless I so request. See the prospectus for information about an Accumulation Plan which allows a minimum investment of $100 and subsequent investments of $20.

-------------------------------------------------------------
Owner/Custodian/Trustee Name (Print)

-------------------------------------------------------------
Social Security Number                          Date of Birth

-------------------------------------------------------------
Joint Owner/Minor Name (Print) [ ] Check if UGMA/UTMA Account

-------------------------------------------------------------
Social Security Number                          Date of Birth

2. ADDRESS AND TELEPHONE NUMBER

------------------------------   -----------------------------------------------
Street Address                   Daytime Telephone
(for first individual)

------------------------------   Citizenship [ ] U.S.  [ ] Other
City, State, Zip Code                                           ----------------
                                                                Indicate Country

3. INITIAL INVESTMENT

CLASS OF SHARES (MUST SELECT ONE ONLY) ( ) A SHARES ( ) B SHARES (IF NO CLASS IS SELECTED, PURCHASE(S) WILL BE MADE OF A SHARES)

SECURITY EQUITY FUND           $           SECURITY LIMITED MATURITY BOND FUND  $
                                ------                                           ------
SECURITY GLOBAL FUND           $           SECURITY U.S. GOVERNMENT FUND        $
                                ------                                           ------
SECURITY ASSET ALLOCATION FUND $           SECURITY GLOBAL AGGRESSIVE BOND FUND $
                                ------                                           ------
SECURITY GROWTH & INCOME FUND  $           SECURITY HIGH YIELD FUND             $
                                ------                                           ------
SECURITY ULTRA FUND            $           SECURITY TAX-EXEMPT FUND             $
                                ------                                           ------
SECURITY CASH FUND             $           SECURITY SOCIAL AWARENESS FUND       $
                                ------                                           ------
SECURITY CORPORATE BOND FUND   $
                                ------

4. DIVIDEND OPTION (CHECK ONE ONLY)

(If no option is selected, distributions will be reinvested into the Fund that pays them.)

[ ] Reinvest all dividends and capital gains
[ ] Reinvest only capital gains and pay dividends in cash
[ ] Cash payment of dividends and capital gains
[ ] Invest dividends and capital gains into another Security Fund account
(must be same  class of  shares;  if new  account,  number  will be  assigned)
Fund Name                                      Account Number
          ------------------------------------                ------------------

[ ] Send distributions to third party below

Account No. (if applicable)
                            ----------------------------------------------------
Name
     ---------------------------------------------------------------------------
Address
        ------------------------------------------------------------------------

5. SYSTEMATIC WITHDRAWAL PROGRAM (FOR ACCOUNTS OF $5,000 OR MORE)

You are hereby authorized to send a check(s) beginning:
    Month                  Day [ ] 11th or [ ] 26th 19
          ----------------                            ----
    (if no date is selected withdrawal will be made on the 26th)

Payable: [ ] monthly [ ] quarterly [ ] semi-annually [ ] annually

Fund Name                               Fund Name
          -----------------------------           ------------------------------

Account No. (if known)                  Account No. (if known)
                       ----------------                          ---------------
(if 3 or more funds, please send written instructions)

Level Payment $         ($25 minimum)   Level Payment $         ($25 minimum)
               --------                                --------
Variable Payment based on fixed number  Variable Payment based on fixed number
of shares or a percentage of account    of shares or a percentage of account
value ($25 minimum)                     value ($25 minimum)
Number of shares:             or        Number of shares:             or
                  -----------                             -----------
Percentage of account value:            Percentage of account value:
                             ---------                               ---------

Note: For Class B shares, annual withdrawals in excess of 10% of value of account at time program is established may be subject to a contingent deferred sales charge.

Complete this section only if you want check payable and sent to another address (please print):

Name                              Signature(s) of all registered owners required
     ----------------------------

Address                           Individual Signature
        -------------------------                      -------------------------

City, State, Zip Code             Joint Owner Signature
                     ------------                       ------------------------

6. SECUR-O-MATIC[Registration Mark] BANK DRAFT PLAN

I wish to make investments directly from my checking account. (Please attach a voided check to this application.)

Fund Name                    Account Number (if known)         Amount  $
          ------------------                           -------          -------

Fund Name                    Account Number (if known)         Amount  $
          ------------------                           -------          -------

Date: [ ] 7th Day of Month [ ] 14th Day of Month [ ] 21st Day of Month
      [ ] 28th Day of Month
      (if no date is selected investment will be made on the 21st)

Mode: [] Monthly ($20 minimum) [] Bi-Monthly ($40 minimum)
      [] Quarterly ($50 minimum) [] Semiannually ($100 minimum)
      [] Annually ($200 minimum)

You should notify your bank that you are going to use this service to ensure they accept preauthorized electronic drafts.

                              (continued on back)

7. RIGHTS OF ACCUMULATION

I own shares in other Security Funds which may entitle this purchase to have a reduced sales charge under the provisions in the Fund Prospectus.

--------------------------------  ---------------------------  -----------------
Current Account Registration      Fund Name                    Account Number(s)

--------------------------------  ---------------------------  -----------------

--------------------------------  ---------------------------  -----------------

8. STATEMENT OF INTENTION

[ ] Please check here if you wish to receive a Statement of Intention. This form allows you to purchase shares at reduced sales charges if you plan to invest more than: (Please check one) [ ] $50,000 [ ] $100,000 [ ] $250,000 [ ] $500,000
[ ] $1,000,000 in installments during the next 13 months (36 months for purchases of $1 million or more). See the current prospectus for more information.

9. TELEPHONE EXCHANGE AND REDEMPTION PRIVILEGE

If you would like to have telephone exchange and/or redemption privileges, please mark one or more of the boxes below:

   Yes, I want [ ] telephone exchange [ ] telephone redemption privileges.

By checking the applicable box(es) and signing this Application, you authorize the Investment Manager to honor any telephone request for the exchange and/or redemption of Fund shares (maximum telephone redemption is $10,000), subject to the terms of the Fund prospectus. The Investment Manager has established reasonable procedures to confirm that instructions communicated by telephone are genuine and may be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. The procedures require that any person requesting a telephone redemption or exchange provide the account registration and number and owner's tax identification number and such request must be received on a recorded line. Neither the Fund, the Investment Manager nor the Underwriter will be liable for any loss, liability, cost or expense arising out of any telephone request, provided that the Investment
Manager complied with its procedures. Thus, a stockholder may bear the risk of loss from a fraudulent or unauthorized request.

10. CERTIFICATION AND SIGNATURE

                     TAX IDENTIFICATION NUMBER CERTIFICATION

UNDER PENALTIES OF PERJURY I CERTIFY THAT:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service
   (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

The Internal  Revenue  Service does not require your consent to any provision of
this  document   other  than  the   certifications   required  to  avoid  backup
withholding.

--------------------------------------------------------------------------------
Signature of Owner                                      Date

--------------------------------------------------------------------------------
Signature of Joint Owner                                Date

In case of joint ownership, both must sign. If no form of ownership is indicated then it will be assumed the ownership is as "joint tenants, with right of survivorship" and not as "tenants in common."

CERTIFICATION INSTRUCTIONS - You must cross out item (2) to the left if you have been notified by IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

11. INVESTMENT DEALER

I (we) agree to act as dealer under this account in accordance with the provisions of the Dealer Agreement and appoint Security Distributors, Inc. to act as my (our) agent pursuant thereto. I (we) represent that the appropriate prospectus was delivered to the above indicated owner(s).

--------------------------------------------------------------------------------
Name of Firm (Print)

--------------------------------------------------------------------------------
Business Address

--------------------------------------------------------------------------------
City, State, Zip Code

--------------------------------------------------------------------------------
Signature of Authorized Dealer

-----------------------------------------------------   ------------------------
Representative's Name                                   Account Executive Number

--------------------------------------------------------------------------------
Business Address

--------------------------------------------------------------------------------
City, State, Zip Code

--------------------------------------------------------------------------------
Representative's Telephone Number

 SEND COMPLETED APPLICATION TO SECURITY DISTRIBUTORS, INC., 700 SW HARRISON ST.,
                              TOPEKA, KS 66636-0001
                           1-800-888-2461, EXT. 3127


                            Attach Voided Check Here
         (Check must be preprinted with the bank account registration)

[SDI LOGO}

700 SW Harrison St.
Topeka, KS 66636-0001
(913) 295-3127
(800) 888-2461